ICON INCOME FUND TEN, LLC

             INSTRUCTIONS FOR COMPLETING THE SUBSCRIPTION AGREEMENT

Consult with your financial planner regarding suitability requirement and subscriber representations.

Section 1: Investment.


o Each share costs $1,000.00. The minimum initial investment for U.S. residents is 5 shares ($5,000.00). For IRAs and Qualified Plans, the minimum initial investment is 3 shares ($3,000.00), and for non-U.S. residents, the minimum is 50 shares ($50,000.00) . If you purchased shares of ICON Income Fund Nine, LLC, or limited partnership units in ICON Income Fund Eight A or B L.P., you may elect to reinvest your distributions from those funds into ICON Income Fund Ten, LLC without making the minimum investment.


Section 2: Registration Information.

o Complete all of the information requested in 2(a) and 2(c). If you are a citizen or resident of a country other than the United States, please specify the country.

o Complete section 2(b) only if this investment is for an IRA, Qualified Plan, or Trust.

Section 3: Form of Ownership.

Mark only one box. Consult your registered representative with any questions for designation on form of ownership.

Section 4: Distribution Alternatives.

o For non-qualified accounts only, complete this section if you want your distributions sent to an address other than as shown in Section 2(a).

Section 5: Signatures and Initials.

Signature(s) and initials of subscriber(s) are required for all parties in each of the spaces provided. Subscriptions cannot be accepted without signature(s) and initials. Signature of an authorized partner or officer is required for a Partnership or Corporation. Signature of a trustee is required for a Custodial or Trust account.

Section 6: Broker/Dealer Information.

o The registered representative must complete this section of the Subscription Agreement. An authorized branch manager or registered principal of the broker/dealer firm must sign the Subscription Agreement. Subscriptions cannot be accepted without this broker/dealer authorization.

Section 7: Investment Check & Subscriptions.

o If your registered representative notifies you that the sale of 5,000 shares (or 7,500 shares in the case of residents of Pennsylvania) has not been completed, make checks payable to "The Chase Manhattan Bank ICON Income Fund Ten, LLC Escrow Account." Otherwise, make checks payable to "ICON Income Fund Ten, LLC". Your check should be in the amount of your subscription as shown in Section 1 of the Subscription Agreement.

o     Wiring instructions are available upon request.

Mailing:

o For IRA or Qualified Accounts, mail the subscription document with your check and any transfer instructions to your designated Custodian.

o     For all other accounts, mail the subscription document with your check to:

                                    Equity Department
                                    ICON Securities Corp.
                                    100 Fifth Avenue, Tenth Floor
                                    New York, New York 10011

The PINK copy of the Subscription Agreement will be returned to you for your records upon confirmation of your ICON investment. The yellow copy for the Subscription Agreement is for the Registered Representative.

NO SUBSCRIPTION AGREEMENT WILL BE PROCESSED UNLESS FULLY COMPLETED AND ACCOMPANIED BY PAYMENT IN FULL. ANY SUBSCRIPTION PAYMENT WHICH IS DISHONORED WILL CAUSE THE SUBSCRIPTION AND ANY CERTIFICATE FOR SHARES TO BE VOID AS OF THE SUBSCRIPTION DATE AND SHALL OBLIGATE THE SUBSCRIBER TO PAY ALL COSTS AND CHARGES ASSOCIATED THEREWITH

If you have any questions about completing this Subscription Agreement, please call ICON Securities Corp., Subscription Processing Desk, at (800) 343-3736.

                     IMPORTANT INFORMATION FOR SUBSCRIBER(S)

o        No offer to sell shares may be made except by means of this prospectus.

o YOU SHOULD NOT RELY UPON ANY ORAL STATEMENTS BY ANY PERSON, OR UPON ANY WRITTEN INFORMATION OTHER THAN AS SPECIFICALLY SET FORTH IN THIS PROSPECTUS AND SUPPLEMENTS THERETO OR IN PROMOTIONAL BROCHURES CLEARLY MARKED AS BEING PREPARED AND AUTHORIZED BY THE MANAGER OF FUND TEN, ICON CAPITAL CORP., OR BY THE DEALER-MANAGER, ICON SECURITIES CORP., FOR USE IN CONNECTION WITH OFFERING OF SHARES TO THE GENERAL PUBLIC BY MEANS OF THIS PROSPECTUS.

o An investment in the shares involves certain risks including, without limitation, the matters set forth in the Prospectus under the captions "Risk Factors", "Conflicts of Interest", "Management" and "Federal Income Tax Considerations."

o The representations you are making on page C-4 do not constitute a waiver of any of your rights under the Delaware Limited Liability Company Act and applicable federal and state securities laws.

o        The shares are subject to substantial restrictions on transferability.

o        There will be no public market for the shares.

o It may not be possible for you to readily liquidate your shares, if at all, even in the event of an emergency.

o Any transfer of shares is subject to our approval and must comply with the terms of Section 10 of the Operating Agreement.

o        Some  states  impose  more   stringent   standards   than  the  general
         requirements described under the "INVESTOR SUITABILITY" section in the Prospectus.

o The State of California has additional restrictions on the transfer of shares, as summarized in the following legend:

                  "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMISSIONER'S RULES."

        [ICON LOGO]
                             SUBSCRIPTION AGREEMENT
                            ICON INCOME FUND TEN, LLC
                      A Delaware Limited Liability Company


                                                                                                                --------------------
                                                                                                                ICON USE ONLY
                     |_| Initial Investment     Dollar Amount $_________________                                Date:_______________
1. Type of           |_| Additional Investment  No. of Shares ___________________                               No. of Shares:
Investment:                                                                                                     ___________
(Check one)                                                                                                     Blue Sky State:____
                                                                                                                Officer Approval:___
------------------------------------------------------------------------------------------------------------------------------------
2. Registration   (a) Subscriber Information
Information:          Name(s): Mr./Mrs./Ms. ____________________________________________________________
(Please type or       Tax I.D. No. or Social Security No. ______________________________________________
print clearly)        Street____________________________________________________________________________
                      City ___________________________________ State ______________ Zip Code ___________
                      Telephone No. (Day) __________________________ (Evening) _________________________
(b) Trustee or Custodial Information (Qualified Plans, other SEP, Keogh Trustee, etc.).  (if applicable)     (c) Citizenship.
    Trustee/Custodian's Name(s) ____________________ Tax I.D. No. _______________                            (Check One)
    FBO ____________________________________ Acct. No ___________________________                            |_| U.S. Citizen
    Date Trust or Account Established ____________________                                                   |_| U.S. Resident Alien
    Year to Which Subscription Applicable _________________                                                  |_| Non-Resident
    Trustee's or Custodian's Address_____________________________________________                            (Specify Country:
    Street ______________________________________________________________________                             ______________)
    City _________________________ State ___________ Zip Code ___________________
    Contact Name ___________________________________ Telephone No._______________
------------------------------------------------------------------------------------------------------------------------------------
3. Form of        |_| Individual Ownership  |_| Corporation    |_| Joint Tenants |_| IRA, SEP, Keough   FIDUCIARY ACCOUNTS ONLY
Ownership:        |_| Husband and wife, as  |_| Trust          |_| Tenants in    |_| Custodial Account  (All Sections in 2(b) must
(check only one)      Community Property    |_| Profit Sharing     Common                                be filled out)
                                                               |_| Partnership                           _____ IRA, SEP, Keogh
                                                                                                         _____ Custodial Account
                                                                                                         _____ Profit Sharing Plan
                                                                                                         ---------------------------
                  For Individual Ownership Only:  Transfer Upon Death (optional)
                  __________________________________________________________________________________________
                  *Transferee Name and Social Security No.
------------------------------------------------------------------------------------------------------------------------------------
4. Distribution       Check if:   |_| You would like to have distributions reinvested in additional shares during the
Alternatives:                         Offering Period. (Up to an 8% sales commission on the amount reinvested to be paid
(Complete if Payee                    to your broker)
is different than                 |_| You would like to have direct deposits of distributions or to have your
in Section 2(a) or                    distributions split between one or more Payees. (If you elect this alternative you
2(b) above, or if                     must complete the Special Payment Instruction Form.)
distributions are                 |_| You would like to have distributions sent to the Payee and Address listed below.
to be reinvested)                     Complete the following section:
                       Payee Name __________________________________________________________________________
                       Branch _________________________  Acct. No. ___________________ ABA No. _____________
                       Street Address ______________________________________________________________________
                       City ____________________________________ State ____________ Zip Code _______________
------------------------------------------------------------------------------------------------------------------------------------
5. Initials and Signatures:    The undersigned confirms that he/she/it:
                               o  (Initial _______) Received the Prospectus and has read page C-2 hereof.
                               o  (Initial _______) Makes the representations contained on page C-4 hereof.
                               o  (Initial _______) Acknowledges that an investment in shares is not liquid.
                               o  (Initial _______) Declares that, to the best of his/her/its knowledge, all information in Sections 1-4 on this page C-3 is accurate and may be relied upon by the Manager.
                               o  (Initial _______) Appoints the Manager as his/her/its attorney-in-fact as described in
                                  Paragraph 2 on page C-4.
                               o  (Initial _______) Meets the minimum income and net worth standards established by Fund Ten.
                               o  (Initial _______) Is purchasing the shares for his/her/its own account.

            BY SIGNING THIS AGREEMENT, THE SUBSCRIBER IS NOT WAIVING ANY RIGHTS UNDER THE SECURITIES ACT OF 1933

-------------         X _____________________________________                   Sign  X ____________________________________________
Subscriptions           Subscriber's Signature        Date                      Here  Authorized Signature                     Date
cannot be                                                                             (Custodian/Trustee/Officer/Partner)
accepted
without
initials and          X _____________________________________                         X ___________________________________________
signature(s)            Subscriber's Signature        Date                            Authorized Signature                     Date
------------                                                                          (Custodian/Trustee/Officer/Partner)
------------------------------------------------------------------------------------------------------------------------------------
6. Broker/Dealer Information.    The Selling Dealer must sign below and, by doing so, represents that both it and its registered
(Please type or print clearly)   representative which solicited the subscription (the "Registered Representative"): (i) is duly licensed by, and in good standing with, the NASD and may lawfully offer shares in the State(s)
                                 listed in Section 2(a); (ii) has reasonable grounds to believe, based on information obtained from the Subscriber concerning his/her investment objectives, other investments, financial situation and needs and any other information known by the Selling Dealer or Registered Representative, that the
                                 Investment described in Section 1 is suitable in light of Subscriber's income, net worth and other characteristics; (iii) the Registered Representative has (a) informed the Subscriber as to the risks of ownership and limited liquidity of the shares and (b) delivered a current copy of the
                                 Prospectus to the Subscriber in connection with the offering of shares; and (iv) the Selling Dealer is compliant with the terms of the Selling Dealer Agreement.

                                 Brokerage Firm Name _________________________________________________________________
                                 Supervisor __________________________________________ Telephone No. _________________
                                 Registered Representative Name ______________________________________________________
                                 Rep. No. ________________________________________ Telephone No.______________________
                                 Representative's Street Address _____________________________________________________
                                 City _____________________________________ State ____________ Zip Code ______________
                                 Authorized signature X ________________________________________
                                                        (Branch Manager or Registered Principal)

                                 Subscription cannot be completed without signature.
------------------------------------------------------------------------------------------------------------------------------------
7. Investment Check &            Mail the completed Subscription Agreement with a check payable as indicated in the instructions to
Subscriptions.                   Section 7 to: ICON Securities Corp.,  Attn:  Equity Department, 100 Fifth Avenue, Tenth Floor, New
                                 York, New York 10011.
                                 Wiring instructions available upon request.
------------------------------------------------------------------------------------------------------------------------------------
                                 ACCEPTANCE BY MANAGER OF                       ICON Capital Corp., Manager
                                 ICON INCOME FUND TEN, LLC

                                                                                By: _________________________________________
                                                                                    Authorized Signature                Date
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SUITABILITY REQUIREMENTS AND SUBSCRIBER REPRESENTATIONS

1. Subscription for Shares.

o Each Subscriber, by signing his/her name in Section 5 on Page C-3, thereby: (a) subscribes for the number and dollar amount of shares set forth in Section 1 on Page C-3; (b) agrees to become a member of Fund Ten upon acceptance of his/her subscription by the Manager; and (c) adopts, and agrees to be bound by each and every provision of Fund Ten's Operating Agreement and this Subscription Agreement.

o Each Subscriber is tendering good funds herewith in full payment for the shares (computed at $1,000 per share), subject to waiver of commissions by some brokers (as described in the "Plan of Distribution" section of the prospectus) and to the minimum investment requirements (as described in the "SUBSCRIPTIONS; Minimum Investment" Section of the prospectus).

2. Appointment of the Manager as Subscriber's Attorney-in-Fact.

o By signing his/her name in Section 5 on Page C-3, (and effective upon admission as a member of Fund Ten), each Subscriber thereby makes, constitutes and appoints the Manager, each authorized officer of the Manager and each person who shall thereafter become a substitute Manager during the term of Fund Ten, with full power of substitution, as the true and lawful attorney-in-fact of, in the name, place and stead of, such member, to the full extent, and for the purposes and duration, set forth in Section 15 of the Operating Agreement (all of the terms of which are hereby incorporated herein by this reference).

o Such purposes include, without limitation, the power to make, execute, sign, acknowledge, affirm, deliver, record and file any (a) document or instrument which the Manager deems necessary or desirable to carry out fully the provisions of the Operating Agreement (in the manner and for the purposes provided in Section 15.1 of the Operating Agreement) and (b) amendment to the Operating Agreement and to the Certificate of Limited Liability Company of Fund Ten (in the manner and for the purposes provided in Section 15.2 of the Operating Agreement, including, without limitation, admission of Members to Fund Ten and any application, certificate, instrument, affidavit or other document required or appropriate in connection with registration or documentation of Fund Ten's investments).

o The foregoing appointment shall not in any way limit the authority of the Manager as attorney-in-fact for each Member of Fund Ten under Section 15 of the Operating Agreement. The power of attorney hereby granted is coupled with an interest, is irrevocable and shall survive the Subscriber's death, incapacity, insolvency or dissolution or his/her delivery of any assignment of all or any portion of his/her shares.

3. General Subscriber Representations.

o As a condition to Subscriber's being admitted as a member of Fund Ten, Subscriber hereby represents that he/she/it:

      (a) Either (i) has annual gross income of $60,000 plus a net worth of $60,000 (exclusive of his/her investment in Fund Ten, home, home furnishings and automobiles) or a net worth of $225,000 (determined in the same manner), or (ii) meets any higher investor gross income and/or net worth standards applicable to residents of his/her State, as set forth in the "INVESTOR SUITABILITY" Section of the Prospectus;

      (b) If Subscriber is an IRA or a Qualified Plan, it has been accurately identified as such in Sections 2(b) and 3 on Page C-3;

      (c) Has accurately identified himself/herself in Section 2(c) on Page C-3 as either a U.S. Citizen or a non-U.S. Citizen and

      (d) Each subscriber who is purchasing shares for Individual Ownership (as indicated in Section 3 on Page C-3) is in fact purchasing for his or her own account.

o If Subscriber is investing in a fiduciary or representative capacity, such investment is being made for one or more persons, entities or trusts meeting the above requirements.

4. Additional Fiduciary and Entity Representations.

o If the person signing this Subscription Agreement is doing so on behalf of another person or entity who is the Subscriber, including, without limitation, a corporation, a partnership, an IRA, a Qualified Plan, or a trust (other than a Qualified Plan), such signatory, by signing his/her/its name in Section 5 of Page C-3, thereby represents and warrants that

      (a) He or she is duly authorized to (i) execute and deliver this Subscription Agreement, (ii) make the representations contained herein on behalf of Subscriber and (iii) bind Subscriber thereby; and

      (b) This investment is an authorized investment for Subscriber under applicable documents and/or agreements (articles of incorporation or corporate by-laws or action, partnership agreement, trust indenture, etc.) and applicable law.

5. Under penalty of perjury, by signing his/her name in Section 5 on Page C-3, each Subscriber thereby certifies that:

      (a) The Taxpayer Identification Number or Social Security Number listed in Sections 2(a) and 2(b) (if applicable) on Page C-3 are correct; and

      (b) He/she/it is not subject to backup withholding either because the Internal Revenue Service has (i) not notified such Subscriber that he/she/it is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) has notified such Subscriber that he/she/it is no longer subject to backup withholding. (If you have been notified that you are currently subject to backup withholding, strike the language under clause (b) of this paragraph 5 before signing).

UPON THE SUBSCRIBER'S EXECUTION OF THIS SUBSCRIPTION AGREEMENT AND ACCEPTANCE THEREOF BY THE MANGER, THIS SUBSCRIPTION AGREEMENT (CONSISTING OF PAGES C-1 THROUGH C-4) WILL BECOME A PART OF THE OPERATING AGREEMENT.

                            ICON INCOME FUND TEN, LLC
             100 Fifth Avenue, Tenth Floor, New York, New York 10010

                        SPECIAL PAYMENT INSTRUCTION FORM

         DISTRIBUTIONS TO DIRECT DEPOSIT ACCOUNTS AND/OR MULTIPLE PAYEES

Please use this form only if you would like your cash distributions to be directly deposited into an account and/or sent to more than one account, location or payee. Note that all distributions in an IRA must be sent to the custodian. You may designate up to five accounts, locations or payees.

-------------------------------------------------------------------------------------------------------------
First Payee         Choose One:   Direct Deposit by    Wire Transfer |_| OR  Check |_|

                                                       Name of
Bank Name __________________________________________   Account Holder _____________________________________
Bank Address _______________________________________   Account No. ________________________________________
City _____________________ State ____ Zip __________   Account Type _______________________________________
Branch No. _________________________________________   Bank Routing No. ___________________________________
                                                       % to be Paid* ----------------------

                                                                     ----------------------
-------------------------------------------------------------------------------------------------------------

Second Payee        Choose One:   Direct Deposit by Wire Transfer ________   OR  Check ________

Bank Name __________________________________________   Name of
                                                       Account Holder _____________________________________
Bank Address _______________________________________   Account No. ________________________________________
City _____________________ State ____ Zip __________   Account Type _______________________________________
Branch No. _________________________________________   Bank Routing No. ___________________________________
                                                       % to be Paid* ----------------------

                                                                     ----------------------
-------------------------------------------------------------------------------------------------------------

Third Payee         Choose One:   Direct Deposit by Wire Transfer ________   OR  Check ________

Bank Name __________________________________________   Name of
                                                       Account Holder _____________________________________
Bank Address _______________________________________   Account No. ________________________________________
City _____________________ State ____ Zip __________   Account Type _______________________________________
Branch No. _________________________________________   Bank Routing No. ___________________________________
                                                       % to be Paid* ----------------------

                                                                     ----------------------
-------------------------------------------------------------------------------------------------------------

Fourth Payee          Choose One:   Direct Deposit by Wire Transfer ________   OR  Check ________

Bank Name __________________________________________   Name of
                                                       Account Holder _____________________________________
Bank Address _______________________________________   Account No. ________________________________________
City _____________________ State ____ Zip __________   Account Type _______________________________________
Branch No. _________________________________________   Bank Routing No. ___________________________________
                                                       % to be Paid* ----------------------

                                                                     ----------------------
-------------------------------------------------------------------------------------------------------------

Fifth Payee         Direct Deposit ______   Checking ______

Bank Name __________________________________________   Name of
                                                       Account Holder _____________________________________
Bank Address _______________________________________   Account No. ________________________________________
City _____________________ State ____ Zip __________   Account Type _______________________________________
Branch No. _________________________________________   Bank Routing No. ___________________________________
                                                       % to be Paid* ----------------------

                                                                     ----------------------
-------------------------------------------------------------------------------------------------------------

Original signatures of all joint investors or custodial authorization are required. *Please note that the total of all the "% to be Paid" boxes should equal 100%.


_________________________________              _________________________________
Original Signature - Subscriber -              Original Signature - Subscriber -
Member Or Authorized/Custodial                 Member Or Authorized/Custodial
Representative                                 Representative

Date Signed ____________________               _________________________________
                                               Original Signature - Subscriber
                                               Member Or Authorized/Custodial
                                               Representative

                       Please make a copy for your records
                 Attach this form to the Subscription Agreement

                                     [LOGO]
                                    STERLING
                                     TRUST
                                    COMPANY

          The Sterling Trust Proprietary Self-Directed Traditional IRA
--------------------------------------------------------------------------------

Sterling Trust's Self-Directed Traditional IRA booklet may be used when you wish to establish a new Traditional IRA account:

> to accept a transfer or rollover of an IRA held with another IRA trustee or custodian,

> to accept a rollover from an employer-sponsored qualified retirement plan held with another IRA trustee or custodian,

>     to accept your regular IRA contributions, or

> to accept SEP contributions made by your employer under a Simplified Employee Pension Plan.

Key features of a Sterling Trust Proprietary Self-Directed IRA enable you to:

> Invest and hold publicly offered investments issued by the investment sponsor and one mutual fund at a reduced annual fee

> Direct automatic reinvestment of investment earnings into a mutual fund of your choice

>     Direct to receive periodic withdrawls of your investment earnings

> Receive an easy-to-read comprehensive statement of your account that reflects your cash and investment activity

> Communicate investment directions to qualified IRA service representatives via recorded phone lines or by fax

Now you can experience the Sterling Trust Advantage!

                          About Sterling Trust Company
--------------------------------------------------------------------------------

Sterling Trust is a non-bank trust company chartered under the laws of the state of Texas and regulated by the Texas Department of Banking. Sterling Trust is a wholly-owned subsidiary of Matrix Bancorp, Inc. (NASDAQ: MTXC), a Denver, Colorado-based financial services entity.

Since 1984, Sterling Trust has specialized in providing quality non-discretionary custodial services on self-directed IRAs, business retirement plans, and personal custodial accounts. From its corporate offices in Waco, Texas, Sterling Trust services individual and business retirement accounts in all 50 states. Since Sterling Trust's only business is the administration of self-directed accounts, we have become a leader in providing specialized services designed to maximize your ability to control and manage your account assets.


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002

                                     [LOGO]
                                    STERLING
                                     TRUST
                                    COMPANY

                                Table Of Contents
--------------------------------------------------------------------------------

                                                                       Page(s)
                                                                       -------

Instructions ........................................................ 1-A to 1-D

Traditional IRA Adoption Agreement .................................. 2-A to 2-D

Instructions for Completing the Traditional IRA
   Transfer  Request Form / Direct  Rollover  Letter ................     3

Traditional IRA Transfer Request Form / Direct Rollover Letter ......     4

What Is A Simplified  Employee Pension? .............................     5

Form 5305-SEP .......................................................   6 to 7

Sterling Trust Company Traditional Individual Retirement
Custodial Account Agreement and
Traditional IRA Disclosure Statement ................................   8 to 18


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002

 [LOGO]
STERLING                                          o Investments not FDIC-insured
 TRUST     How To Establish a Proprietary         o Investments not guaranteed
COMPANY    Self-Directed Traditional IRA Account  o Investments may lose value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Important! Sterling Trust Company does not sponsor or endorse any investment product; therefore, you assume sole responsibility for the success or failure of your investments. All Sterling Trust accounts are self-directed, and you are responsible for directing the investment of assets in your account. Sterling Trust Company does not provide any investment advice, nor do we recommend or evaluate the merits or suitability of any investment.

If Sterling Trust Company's services were suggested by a financial representative, such person is not an agent, employee, representative, or affiliate of Sterling Trust Company. Sterling Trust Company is not responsible for and is not bound by any representations, warranties, statements or agreements made by any financial representative beyond the terms and provisions contained within this booklet.
--------------------------------------------------------------------------------

1. Read the entire 18-page Proprietary Self-Directed Traditional IRA booklet first.

2. Complete, sign, and date the Proprietary Individual Retirement Custodial Account Adoption Agreement for Traditional IRA on pages 2-A through 2-D. (Account cannot be processed without your original signature and date in Section 6.)

3.    Write a check, payable to Sterling Trust Company, for:

      o     Your IRA Contribution or Rollover (if making one); and

      o $50 for the establishment and first year annual fee as shown in the fee schedule on page 2-B. If your account will be funded by an incoming transfer or direct rollover, the $15 establishment fee should be paid up front and the $35 annual fee may be deducted from the transfer/rollover proceeds, provided that Sterling Trust receives these proceeds within 60 days after the account is established. Any fees owed after 60 days will be billed to the accountholder, including late charges.

4. If you wish to have your IRA funds transferred from an existing IRA account held with another firm to your Sterling Trust IRA, or rolled over directly from an eligible employer-sponsored retirement plan, refer to the instructions on page 3. Then complete and sign the Traditional IRA Transfer Request Form / Direct Rollover letter on page 4. If rolling over from an employer-sponsored plan, check with the plan administrator for any additional requirements.

5. If you wish to make an initial SEP contribution in connection with a Simplified Employee Pension Plan, include a copy of the completed IRS FORM 5305-SEP found on pages 6-10. The original signed version of this form should be retained by the employer.

6. Complete your investment direction to Sterling Trust in Section 4 on page 2-B and provide the investment sponsor's application, which has been properly completed and signed. This proprietary IRA permits you to hold investment products offered by the investment sponsor and one public mutual fund at a reduced fee. Any earnings income generated by the investment may be handled one of two ways:

      o     You  may  elect  to   participate   in  the   investment   sponsor's
            reinvestment plan, if one is available, or

      o You may choose to have cash distributions paid directly to your Sterling Trust IRA.

      Either election can usually be marked directly on the investment sponsor's subscription application.

      If you elect to receive cash distributions, the investment sponsor must send these payments to your Sterling Trust IRA. Once received, these payments will automatically be deposited into an FDIC-insured money market account within your Sterling Trust IRA where it will accumulate until you provide further direction to Sterling Trust, or

      o You may choose to direct the distributions to one mutual fund. To do this, simply write your instructions in Section 4 on page 2-B and include the appropriate mutual fund's Non-IRA application with the broker-dealer section completed.

      o You may choose to withdraw the distributions from your Sterling Trust IRA. To do this, you will need to request and complete Sterling Trust's IRA Distribution request form.


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002         1-A

7.    Send    all    forms,    all   of    your    checks,    your    investment
      applications/subscription documents, and any other documents or forms directly to Sterling Trust Company at one of the following addresses:

           Mailing address: Post Office Box 2526, Waco, TX 76702-2526 Physical address: 7901 Fish Pond Road, Waco, TX 76710

8. Keep pages 8-18 for your records. This is your IRA Custodial Account Agreement and Disclosure Statement. It contains very important information and disclosures about your Sterling Trust self-directed IRA account.

Account Acceptance

Your account will be opened upon acceptance of your IRA Adoption Agreement, by an authorized signatory of Sterling Trust Company. Sterling Trust Company will then process any transfer/direct rollover requests and any investment instructions you provide. A copy of your accepted IRA Adoption Agreement, your custodial account agreement and disclosure statement will be mailed to you, along with your new account number.

Account Statements and Asset Values

Sterling Trust Company will issue quarterly statements to you which reflect your account activity and investment holdings. You should review your statements promptly and report any discrepancies to Sterling Trust Company within 60 days of the ending statement date. After this time Sterling Trust Company shall not be liable for the report or act.

Your quarterly account statements may not reflect current or accurate market values for certain types of assets, particularly limited partnerships. Valuations appearing on your quarterly statements may reflect the last known value reported by the investment sponsor or the original cost of the investment. If no valuation is reported by the investment sponsor, if the investment is in bankruptcy, or other relevant condition exists, the value may be shown as "Not Available".


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002         1-B

--------------------------------------------------------------------------------

 [LOGO]
STERLING
 TRUST
COMPANY

Sterling Trust Company Personal Information Privacy Protection Policy

At Sterling Trust Company, protecting your privacy and the confidentiality of your personal information is important to us. We value your business and the trust you put in us, and to offer you the financial products and services you seek, we collect, maintain and use information about you. To help you better understand how your personal information is protected at Sterling Trust Company, we are providing you with the following statement describing our practices and policies with respect to the privacy of your customer information. In the event you terminate your customer relationship with us, or become an inactive customer, we will continue to adhere to the policies and practices described in this notice.

Information We Collect About You

As your trusted financial institution, we collect, retain and use nonpublic personal information about individual current and former customers to provide products and services to our customers. We may collect the following categories of nonpublic personal information about you:

o Information we receive from you, through applications for our products or services or other forms; and

o Information about your transactions with us, our affiliates or with nonaffiliated third parties.

Information We Disclose About You and To Whom

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

Information We Share

Sterling Trust Company does not disclose nonpublic personal information about you to any affiliated or unaffiliated third parties, unless required by law. Please note: Sterling Trust Company will continue to contact its individual customers with offers for its own products and services. You will continue to receive marketing messages via your statement, as well as direct marketing solicitations.

We Protect Your Information

The protection of your nonpublic personal information is of utmost importance to us. That's why Sterling Trust Company maintains strict practices and procedures to safeguard your privacy in accordance with this privacy policy. We restrict employee access to customer information to only those who have a business reason to know such information, and we educate our employees about the importance of confidentiality and customer privacy.

How To File A Complaint

Sterling Trust Company is chartered under the laws of the State of Texas and by state law is subject to regulatory oversight by the Texas Department of Banking. Any consumer wishing to file a complaint against Sterling Trust Company should contact the Texas Department of Banking through one of the means indicated below:

In Person or U.S. Mail: 2601 North Lamar Blvd
                        Suite 300,
                        Austin, Texas 78705-4294
Telephone Number:       (877) 276-5554
Fax Number:             (512) 475-1313
Email:      consumer.complaints@banking.state.tx.us
Website:            www.banking.state.tx.us

We appreciate the opportunity to serve your financial needs. We pledge to follow the policies, safeguards and guidelines as described in this notice, and to protect the confidentiality of your information. Your relationship is very important to us, and we will take great care to honor these commitments to you. Thank you for choosing Sterling Trust Company.

This notice applies only to nonpublic personal information about individuals who obtain financial products or services primarily for personal, family or household purposes.

Sterling Trust Company reserves the right to change any of its privacy policies and related procedures at any time, in accordance with applicable federal and state laws. You will receive appropriate notice if our Privacy Policy changes.

Sterling Trust Company is a wholly-owned subsidiary of Matrix Bancorp, Inc. ("Matrix"). The Matrix group of companies includes:

Matrix Bancorp, Inc.
Sterling Trust Company
Matrix Capital Bank
Matrix Financial Services Corporation
United Financial, Inc.
United Special Services, Inc.
The Vintage Group, Inc.
First Matrix Investment Services Corporation
Matrix Advisory Services Corporation
Matrix Settlement and Clearance Services, LLC
ABS School Services, LLC

For More Information

If you have any questions regarding our Personal Information Privacy Protection Policy, or would like to receive a copy of this Policy, please call us toll-free at (800) 955-3434 or visit our Internet site at http://www.sterling-trust.com.

                                                      [Last Revised: March 2002]


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002         1-C

--------------------------------------------------------------------------------
Arbitration Agreement

Parties agree that, upon the request of either Accountholder or Sterling Trust Company, whether made before or after the institution on any legal proceeding, all claims and disputes of every type and matter which may arise between
Accountholder and Sterling Trust Company shall be submitted to binding arbitration before a panel of arbitrators (as described below), of and pursuant to the rules of the American Arbitration Association ("AAA"); that such arbitration hearings and proceedings shall take place only in McLennan County, Texas or another site selected by Sterling Trust Company in its sole discretion; that this arbitration provision and the arbitration shall be administered by the AAA pursuant to and construed and enforced under the Federal Arbitration Act (Title 9 of the United States Code) ("FAA"); however, if the FAA is inapplicable for any reason, such arbitration shall be conducted pursuant to Texas law; that there shall be no class action, class or consolidated arbitration; that the prevailing party in any claim or dispute of any type between the Accountholder and Sterling Trust Company shall recover his/her/its attorneys' fees, costs and expenses, including without limitation, arbitration filing fees, arbitrators' fees, and other arbitration fees; and that this arbitration agreement shall govern any disputes involving Accountholder and Sterling Trust Company notwithstanding any provisions, including without limitation venue or arbitration provisions, contained in any agreement signed by Sterling Trust Company in its custodial capacity. Any arbitration proceeding shall be conducted by a panel of three neutral arbitrators unless the parties agree otherwise. Each arbitrator shall be an attorney licensed by the state of Texas, having at least ten years of experience in the field of financial industries. If arbitration is requested as described above, the parties expressly waive any right he/she/it may have to institute or conduct litigation or arbitration before any other body or tribunal. The parties further agree that if a party is required to enforce this arbitration agreement against the other party and/or to compel the other party to arbitration pursuant to this agreement, the party shall recover from the other party his/her/its attorneys' fees, costs and expenses so incurred. Arbitration shall be final and binding upon the parties.
--------------------------------------------------------------------------------

Need Additional Help?

For additional assistance in establishing your self-directed IRA account or for more information on IRAs in general, you may contact Sterling Trust Company by:

        Telephone: (254) 751-1505 or (800) 955-3434
        Fax:       (254) 751-0872
        Email:     IRAServices@matrixbancorp.com


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002         1-D

     Proprietary Traditional Individual Retirement Custodial             [LOGO]
     Account Adoption Agreement  (Revised 9/2002)                       STERLING
                                                                         TRUST
(This is a 4-page form. To avoid processing delays, be sure             COMPANY
to complete and submit all 4 pages to Sterling Trust Company.)
--------------------------------------------------------------------------------

I hereby apply to establish a Sterling Trust Company Proprietary Self-Directed Traditional Individual Retirement Custodial Account, agree to the terms of the related Traditional Individual Retirement Custodial Account Agreement and Traditional IRA Disclosure Statement, found on pages 8 through 18 of this booklet, and certify the accuracy of the following information. This Agreement shall become effective upon Sterling Trust Company's acceptance, as evidenced by the signature of an Authorized Signatory of Sterling Trust Company in Section 6 of this Adoption Agreement.

--------------------------------------------------------------------------------
1. Accountholder Information: Please provide all information below.

       Full Name _______________________________________________________________

       Address _________________________________________________________________

       City ________________________________  State ______ Zip _______________

       Social Security                        Date of
       Number __ __ __ - __ __ - __ __ __ __  Birth  __ __ - __ __ - __ __ __ __
                                                     Month    Day       Year

       Work Phone (__ __ __) __ __ __ - __ __ __ __
       Home Phone (__ __ __) __ __ __ - __ __ __ __

       Email Address _____________________________________________

Beneficiary Designation:   I  designate  the  individual(s)  named  below  as my
                           primary and contingent  Beneficiary(ies) of this IRA.
----------------------     I understand  that I may change or add  Beneficiaries
   Must provide all        at any time by  completing  and  delivering  Sterling
   information for         Trust's Change of Beneficiary  form to Sterling Trust
   each beneficiary        Company. If you designate a trust as the beneficiary,
     designated.           please provide a copy of the trust. (If the following
----------------------     area does not provide  sufficient  space to designate
                           your account beneficiaries, you may attach a separate
                           sheet  that  contains  this   information   and  your
                           signature and date.)

Primary Beneficiary(ies)

The following individual(s) shall be my Primary Beneficiary(ies):

Name ______________________________    SSN _________________________________

Relationship ______________________    Date of Birth _______________Share _____%


Name ______________________________    SSN _________________________________

Relationship ______________________    Date of Birth _______________Share _____%

Contingent Beneficiary(ies)

If none of the Primary Beneficiaries shown above survive me, the following individual(s) shall be my Beneficiary(ies):

Name ______________________________    SSN _________________________________

Relationship ______________________    Date of Birth _______________Share _____%


Name ______________________________    SSN _________________________________

Relationship ______________________    Date of Birth _______________Share _____%

Spousal Consent

This section to be completed only if:

(1) Accountholder is married and has designated any Primary Beneficiary other than his/her spouse; and

(2) This IRA account will include property in which his/her spouse possesses a community property interest or other type of property interest. As of December 31, 2000, community property states are Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas, Washington, and Wisconsin.

I am the spouse of the IRA accountholder named above. I agree to my spouse's naming of a primary Beneficiary other than myself. I acknowledge that I have received a fair and reasonable disclosure of my spouse's property and financial obligations, and I acknowledge that I shall have no claim whatsoever against Sterling Trust for any payment to my spouse's named Beneficiary(ies).

Spouse's Signature_________________________________________ Date _______________
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002         2-A                        (Page 1 of 4)

--------------------------------------------------------------------------------
2.   Proprietary IRA Fee Schedule

      Set-up Fees:

      (Charged at time of account set-up.)
      o   One-Time Establishment Fee...................................  $15.00
      o   First Year Annual Fee........................................  $35.00

      Annual Renewal Fee..............................................   $35.00

      Special Service Fees:
      (Charged to account at time service rendered.)
      o   Distribution Fee.......................................... $5.00 each
      o   Federal Withholding Fee .................................. $5.00 each
      o   Stop Payment Fee ............................................ $25.00
      o   Wire Transfer Fee ........................................... $10.00
      o   Return Check Fee ............................................ $25.00
      o   Conversion Fee (for conversion to Flex or Basic IRA)......... $25.00
      o   Private Placement Administrative Review Fee................. $100.00
      o   Partial Termination Fee............................. $10.00 per asset
      o   Termination Fee ............................................. $50.00
      o   Additional Fees may be charged for extraordinary services.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. Type of Traditional IRA Account
   (check appropriate box)

  |_| Annual Contribution IRA:

      |_|   Regular IRA.............................................$___________
            The maximum annual contribution for an individual is the lesser of 100% of compensation or $2,000.

      |_|   Spousal IRA.............................................$___________
            For an individual and non-working spouse, $4,000 overall limit with not more than $2,000 allocated to either the individual or non-working spouse's account.

            The above contribution(s) are being made for the tax year ending December 31, 20 __________________.
            (Contribution must be made by April 15th following the year for which the tax deduction is taken.)

  |_| Direct Transfer of Existing IRA:
      (Please attach completed Transfer Request on page 4)

  |_| Rollover IRA:..................................................$__________
      This Rollover Contribution is the result of:

      |_| Proceeds which I have actually or constructively received from a qualified pension or profit sharing plan, a 403(b) plan or another IRA.

      |_| Direct Rollover from the Trustees of a qualified employer retirement plan. (Please attach completed Transfer Request/Direct Rollover Letter on page 4.)

      I hereby certify that the cash and/or in-kind transfer of assets which I deposit as a Rollover Contribution meets all of the requirements for an "eligible rollover contribution" under applicable law. I further certify that, if I have had constructive receipt of funds or property as indicated by checking the "Rollover IRA" box above, that this rollover is being made within 60 days of my receipt of same. I acknowledge that my designation of this account as a "Rollover IRA" is irrevocable, unless I later determine that all or any portion of the assets deposited are an excess contribution.

      I understand that if I ever elect to combine regular annual IRA contributions, accumulated regular IRA contributions, or employer Simplified Employee Pension (SEP) plan contributions with funds rolled over from a qualified plan, I forfeit the right to subsequently roll this IRA into another qualified retirement plan. I understand that Sterling Trust Company will not monitor the nature of contributions to my Account, and has no duty to question my actions should I combine rollover IRA assets with regular contribution IRA assets. I hereby hold harmless Sterling Trust Company from any liability for any financial loss, damage, or injury which I may sustain as a result of combining rollover and regular contribution IRA assets.

                                                               (continued above)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. Type of Traditional IRA Account (continued)

  |_| Combination IRA: ..............................................$__________
      (Annual Contribution and Rollover IRA) - By electing to combine annual contribution IRA funds with funds rolled over from a qualified plan or 403(b) plan, I understand that I forfeit the right to subsequently roll this IRA into another qualified plan or 403(b) plan. I hereby release and hold harmless Sterling Trust Company from any liability for any financial loss, damage or injury which I may sustain as a result of this election.

  |_| SEP Provision:.................................................$__________
      If this Account is established in connection with a Simplified Employee Pension (SEP), employer contributions of up to 15% of Depositor's compensation or $30,000, whichever is less, may be made in addition to contributions of up to $2,000 by Depositor. Be sure to submit with a copy of IRS Form 5305-SEP found on page 10 of this booklet.

  |_| Beneficiary IRA:...............................................$__________
      For an individual who wishes to establish a Beneficiary IRA for the purpose of receiving cash/assets from an inherited IRA.
--------------------------------------------------------------------------------

4. Optional Authorizations



      The following selections are optional features available on your Sterling Trust Proprietary IRA. Select only the item(s) you wish to authorize or not authorize.

      Telephone Authorization: I authorize Sterling Trust Company to honor telephone transaction requests from me or my Representative (if I have designated one) for my Account. My Social Security Number will be required as verification before any request will be accepted. I understand and agree that Sterling Trust Company will not be liable for any loss, expense or cost arising out of any request effected hereunder. (Note: This authorization applies only to investment directions given to Sterling Trust Company. It does not automatically authorize telephone exchange or redemption privileges for any investment.)

     |_| Telephone Authorization automatically applies to your account unless this box is checked. Check this box only if you do not want telephone authorization on your account.

      Payment of Account Fees:  The Annual Renewal Fee for my Account should be:
      (check only one box)

     |_|    Invoiced to me annually at the above address; or

     |_| Automatically withdrawn from the assets of my Account. (Account must have liquid assets.)

      If no option is chosen above, Sterling Trust will assume automatic withdrawal of Annual Renewal Fee from the Account. The Accountholder will be responsible for any fee deficiency should the Account be illiquid or have insufficient funds to cover all fees. Sterling Trust reserves the right to charge a $5.00 late fee for every 30-day period that your account fees are past due.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002         2-B                        (Page 2 of 4)

--------------------------------------------------------------------------------
5. Optional Representative Designation

Please complete the information and sign below only if you wish to authorize your financial advisor, broker, financial planner, or other person of your choice as your Representative on your Account. Before you appoint a Representative on your Account, you should understand that your Representative:

      o is authorized to give investment directions on your behalf to Sterling Trust Company,

      o     will have unlimited access to your Account  information,  and

      o will receive copies of your Account statements and all other correspondence.

By my signature below, I choose to appoint the person(s) shown below as my Representative on my Sterling Trust Company ("Sterling") Account for the purpose of communicating investment directions to Sterling and receiving information on my Account, in accordance with this Section, Section 9.4 of Sterling's Traditional Individual Retirement Custodial Account Agreement, and Section "O" of Sterling's IRA Disclosure Statement. I further acknowledge that:

1) I understand that my Representative is my authorized agent and is not in any way an agent, employee, or representative of Sterling.

2) I understand that my Representative may be a registered representative of a broker dealer organization, a financial advisor or other person that I deem acceptable.

3)    I  understand   that   Sterling  has  not  made  and  will  not  make  any
      recommendation or investigation with respect to my Representative, nor does Sterling Trust Company compensate my Representative in any manner.

4) I understand that I may appoint and/or remove my Representative at any time by delivering my written notice on a form acceptable to Sterling. If I remove my Representative, I understand that such removal shall not have the effect of canceling any notice, instruction, direction or approval received by Sterling from my removed Representative before Sterling receives my notice of removal.

5) I instruct Sterling to pay for or receive payment from security or other investment transactions communicated by my Representative as shown below, as indicated by broker confirmations of trade or other requests for payment received by Sterling.

6) I understand that it is solely my responsibility to direct my Representative to execute trades or other investments for my Sterling Account, and all instructions, directions, and/or confirmations received from my Representative, his agent(s), or his broker dealer, whether written or oral, shall be assumed by Sterling to have been authorized by me.

7) I agree to indemnify and hold Sterling harmless in its reliance upon any certificate, notice, confirmation, instruction, or other written or oral (if so elected) communication purporting to have been delivered at my direction on behalf of my Account by my Representative or brokerage firm. Sterling shall not be held liable for any loss or breach of any kind which may result from any action that it takes in good faith in accordance with such certificate, notice, confirmation, instruction or other communication.

Must sign     \ Signature
and date here / of Individual ________________________________ Date __/__/____

Representative Name __________________________________  Rep # _________________

Representative Address _________________________________________________________

City ____________________________________________State _____________ Zip _______

Phone ____________________________________  Fax ________________________________

Email Address _____________________________________

Broker Dealer Name _____________________________________________________________

Broker Dealer Address __________________________________________________________

City ___________________________________________State _____________ Zip ________

Phone ____________________________________________________

Dealer Firm Authorized Signature (if required by Dealer) _______________________
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002         2-C                        (Page 3 of 4)

--------------------------------------------------------------------------------
6. Signatures: By signing below, I hereby make the following representations:

1) I appoint Sterling Trust Company ("Sterling") as Custodian of my Account, and I acknowledge that I have received and read Sterling's Traditional Individual Retirement Custodial Account Agreement and Disclosure Statement on the date shown below, and I agree to be bound by the terms and conditions contained in these documents. I understand that, within seven
      (7) days from the date that I open my Account, I may revoke my Account without penalty by mailing or delivering a written notice to Sterling.

2) I acknowledge that my Account is self-directed and that I am responsible for the selection, management, and retention of all investments held within my Account. I understand that Sterling is in no way responsible for providing investment advice or recommendations, and that Sterling is not a "fiduciary" for my Account as such term is defined in the Internal Revenue Code, ERISA, or any other applicable federal, state, or local laws.

3) I understand that if I have chosen to appoint a Representative in Section 5 of this Adoption Agreement, or should I ever appoint a Representative on a form acceptable to Sterling, such person is my agent and is not in any way an agent, employee, or representative of Sterling. I understand that Sterling has not made and will not make any recommendation or investigation with respect to my Representative, nor does Sterling compensate my Representative in any manner.

4) I understand that if a financial representative suggested that I retain Sterling's services as custodian for investments made through my Account, that such financial representative is not in any way an agent, employee, representative, or affiliate of Sterling. I acknowledge that Sterling is not responsible for and is not bound by any representations, warranties, statements or agreements made by any financial representative beyond the terms and provisions contained in Sterling's Traditional Individual Retirement Custodial Account Agreement and Disclosure Statement and other Sterling forms and/or documents. I further understand that Sterling does not compensate such financial representatives in any manner.

5) I understand that Sterling does not review the prudence, viability or merits of any investment or whether the investment is acceptable under ERISA, the Internal Revenue Code, or any other applicable federal, state or local laws, including securities laws. I acknowledge that it is my responsibility to review any investments to ensure compliance with the above requirements and to avoid the occurrence of any prohibited transactions in my Account arising out of my investments. I understand that I should have all investments reviewed by my attorney and/or tax advisor.

6) I consent to Sterling's fee schedule as specified in this IRA Adoption Agreement, and any amendments made thereto.

7) I agree to promptly give instructions to Sterling as necessary to enable Sterling Trust Company to carry out its duties under my Custodial Account Agreement.

8) I represent that whenever information as to any taxable year is required to be filed with the Internal Revenue Service, that I will file such information with the Internal Revenue Service unless filed by Sterling.

9) I understand that if Sterling receives funds from any source, including contributions, transfers, rollovers, or income from any asset of my Account, Sterling is authorized and directed to place such funds in an interest-bearing instrument of Sterling or an affiliate of Sterling, until further investment direction is received.

10) I understand that it is my sole responsibility to manage the investment(s) held within my Account, and that Sterling has no responsibility to question any investment directions given by me or my Representative (if I have appointed one), regardless of the nature of the investment. I understand that Sterling is in no way responsible for monitoring the performance of investments or for the performance of any investment held within my Account.

11) I understand that investments within my Account are not FDIC-insured nor guaranteed by Sterling Trust Company, and that such investments may lose value.

12) I understand and agree that all claims and disputes of every type and matter which may arise between me and Sterling Trust Company shall be submitted to binding arbitration pursuant to the rules of the American Arbitration Association, as specified in Section 17.5 of Sterling Trust Company's Traditional Individual Retirement Custodial Account Agreement.

Must sign     \ Signature
and date here / of Individual _______________________________ Date __/__/____
                                                              (Required - date
                                                               must be completed
                                                               above or
                                                               application will
                                                               be rejected)

Acceptance by Sterling Trust Company, as Custodian:
(to be completed by Sterling Trust Company)

               Authorized
               Signatory ____________________________________ Date __/__/____

                                                      Date last modified: 9/2002
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002         2-D                        (Page 4 of 4)

Sterling Trust Company
P.O. Box 2526                                                            [LOGO]
Waco, Texas 76702-2526        Instructions for Completing the           STERLING
Phone: (800) 955-3434     Traditional IRA Transfer Request Form /        TRUST
       (254) 751-1505             Direct Rollover Letter                COMPANY
--------------------------------------------------------------------------------

Please use the instructions below to complete the Traditional IRA Transfer Request Form / Direct Rollover Letter. A separate Traditional IRA Transfer
Request Form / Direct Rollover Letter is needed for each account you wish to transfer in to your Sterling Trust IRA. You may photocopy this form (before you complete it) if more than one form is needed.

1. Write the name, appropriate address, and telephone number of your current trustee or custodian.

2. Fill in the account number, name on the account, and type of account you are transferring to Sterling.

3. Select the manner in which you want your current trustee/custodian/plan administrator to transfer your account to Sterling Trust. "Liquidate" means that the asset(s) will be sold and the proceeds sent to your Sterling account. An "In-Kind" transfer means that the asset(s) will not be sold, but rather the ownership will simply be re-registered or re-titled to your Sterling IRA account. If only a partial transfer is desired, you should list only the assets that are to be liquidated or transferred in-kind in the spaces provided. Be sure to mark the appropriate "Liquidate" or "In-Kind" box. A copy of your recent statement (dated within 6 months) from your current trustee/custodian/plan administrator is required.

4. Instructions to the Resigning Trustee/Custodian should include your name and Sterling Traditional IRA account number (if available). Note: The abbreviation "FBO" means "for benefit of".

5. The Special Delivery Instructions section is to instruct the Resigning Trustee/Custodian on how to transmit liquid funds to Sterling Trust Company. If you desire for the Traditional Transfer Request / Direct Rollover Letter to be forwarded by an overnight courier, you may include a pre-addressed airbill for our use; otherwise, all correspondence will be sent First Class mail via U.S. Postal Service.

6. Sign and date your Transfer Request and provide your Social Security Number in the appropriate spaces. Please contact your current trustee/custodian/plan administrator to see if they require your signature to be guaranteed. If a signature guarantee is required, it should be obtained from an authorized member of the Securities Transfer Agents Medallion Program (STAMP). Check with your local bank or broker/dealer to see if they offer this service and are members of STAMP. Important: a notary public is not acceptable.

7. Send the completed Transfer Request form, along with a copy of your most recent statement, to Sterling Trust Company. If your IRA account with Sterling Trust has not yet been established, you should complete and send Sterling's IRA Adoption Agreement and payment of your set-up and first-year annual fees to Sterling Trust, along with your completed Transfer Request/Direct Rollover form.

o If your Transfer Request/Direct Rollover form has been properly completed, Sterling Trust will sign the Acceptance section (at the bottom of the form) and mail your request to your current trustee or custodian. If your Transfer Request/Direct Rollover form is missing necessary information, it will be returned to you for completion.

o Please note that some transfers may take from two weeks to several months to complete. Sterling Trust will follow up on your request until your transfer has been completed.

o If your current trustee or custodian sends any additional forms for you to complete, please do so promptly and return to them. Please send a copy of any such forms to Sterling Trust.


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002          3

                                                          Please send request
                                                          form to:
                                                          Sterling Trust Company
  [LOGO]                                                  P.O. Box 2526
 STERLING         Traditional IRA Transfer Request        Waco, Texas 76702-2526
  TRUST            Form / Direct Rollover Letter          Phone: (800) 955-3434
 COMPANY   (Sterling Trust Company is Non-ACAT eligible.)        (254) 751-1505
--------------------------------------------------------------------------------

________________________________________________________________________________
                      Name of Present Trustee or Custodian

________________________________________________________________________________
                   Address where this request should be mailed
                 (check with your current Trustee or Custodian)

______________________________________________________________(___)_____________
City                             State         Zip Code       Phone number

________________________________________________________________________________
Account Number at Present Trustee/Custodian

________________________________________________________________________________
Name on Account at Present Trustee/Custodian

________________________________________________________________________________
Type of Account to be Transferred

                (This form is NOT to be used for a Roth transfer)

o     PLEASE SELECT ONLY ONE OPTION FROM THE FOLLOWING:

I.    Transfer of an existing IRA

      |_| Transfer my entire account In-Kind (change ownership only). Any money market funds must be liquidated and transferred as cash. Please attach a current statement less than 6 months old.

      |_| Liquidate all assets and transfer as cash to my IRA account at Sterling Trust Company.

      |_|   Transfer only cash.
            Please transfer |_| All cash in the account or |_| only $ __________

      |_| Please transfer only the assets listed below: (If In-Kind, please attach current statement less than 6 months old.)

NOTE: If there are more than four assets, please attach a signed and dated list to this form.

-------------------------------------------------------------------------------------------------------------
            QUANTITY                       DESCRIPTION OF ASSET                      INSTRUCTIONS
(All, # of Shares, or $ Amount)    (Name of Fund, Security, or Asset)    (Please Check only one box per asset)
-------------------------------------------------------------------------------------------------------------
                                                                         |_|  Liquidate    or   |_|  In-Kind
-------------------------------------------------------------------------------------------------------------
                                                                         |_|  Liquidate    or   |_|  In-Kind
-------------------------------------------------------------------------------------------------------------
                                                                         |_|  Liquidate    or   |_|  In-Kind
-------------------------------------------------------------------------------------------------------------
                                                                         |_|  Liquidate    or   |_|  In-Kind
-------------------------------------------------------------------------------------------------------------

II. Annuities -- I understand applicable surrender/penalty charges may be deducted and are authorized by my signature below.

      |_|   Change  the  ownership  and  beneficiary  of  my  current   annuity.
            (Annuitant information should remain the same.)

      |_| Surrender my entire annuity. The original policy or a statement of loss is attached.

      |_|   Partial    surrender    of   my    annuity    in   the   amount   of
            $____________________

III.  Direct Rollover from a Qualified Plan

            -- Please Note: Your employer may require specific withdrawal forms and may not accept this form. To avoid delays, please contact your plan administrator to verify withdrawal requirements and your eligibility.

      |_|   Direct rollover from my employer's sponsored plan

            |_| $____________________ or |_| ___________% of my vested benefit.

o     INSTRUCTIONS TO RESIGNING TRUSTEE / CUSTODIAN / PLAN SPONSOR:
      --------------------------------------------------------------------------
      As requested above, please re-register assets and / or make checks payable to: Sterling Trust Company, Custodian

      FBO ________________________________________ IRA _________________________
      P.O. Box 2526
      Waco, TX 76702-2526       Tax ID#:  76-0115756
      --------------------------------------------------------------------------

------------------------------------------------------
SPECIAL DELIVERY INSTRUCTIONS:
|_| Send by Overnight delivery to:
    Sterling Trust Company
    7901 Fish Pond Road
    Waco, TX 76710
    VIA:   ____  Airborne   ____  FedEx   ____ UPS
    3rd Party Billing # ______________________________
|_| Send by Wire (see attached instructions)
|_| Other   _______________________________________
------------------------------------------------------

o     ACCOUNTHOLDER SIGNATURE

      This transfer of assets is to be executed from fiduciary to fiduciary in such a manner that will not place me in actual or constructive receipt of all or any part of my assets. If I have attained age 70 1/2 during this year, I understand IRS regulations require that my current trustee distribute or withhold from this transfer any amount which may be required to be paid as a Required Minimum Distribution. Further, I understand that Sterling Trust Company will accept the transfer of the account as referenced above on the basis that all required distributions are satisfied prior to the transfer.

_________________________________________  ________     ________________________
   Original Signature of Accountholder      Date        Social Security Number

-------------------------------------------
Signature Guarantee (Affix Medallion Stamp)


Your resigning trustee/custodian may require
your signature be guaranteed by a Medallion
Program member.
-------------------------------------------

o     ACCEPTANCE BY STERLING TRUST

      Sterling Trust Company has entered into an Individual Retirement Custodial Agreement with the person named above, and Sterling Trust Company, as Custodian of such account, agrees to accept and does hereby accept transfer of the assets described above to such account.

Date:_______________________ By: _______________________________________________
                                     Sterling Trust Company Authorized Signatory


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002          4

                                                                         [LOGO]
                                                                        STERLING
What Is A Simplified                                                     TRUST
Employee Pension?                                                       COMPANY
--------------------------------------------------------------------------------

A Simplified Employee Pension (SEP) is a plan which, subject to certain conditions, enables an employer to make deductible contributions to its employees' IRAs. If the plan meets the SEP requirements, the employer may deduct up to the lesser of $40,000 or 25% of the employee's compensation for amounts contributed to the IRA by the employer. In addition, an employee may make his or her own contributions to the IRA, up to the lesser of $3,000 or 100% of compensation, and may be entitled to a deduction for such contribution. The following is a general description of the requirements of a Simplified Employee
Pension:

      1. The employer makes contributions to Individual Retirement Accounts for all of his employees who have (a) attained age twenty-one (21) and (b) performed service during at least three of the five preceding calendar years.

      2. The contributions must bear a uniform relationship to the total compensation of each employee. The contributions may not discriminate in favor of officers, 10% shareholders, self-employed or highly compensated individuals.

      3. Only the first $200,000 (indexed for inflation) of compensation may be taken into account in determining the amount of employer contribution.

      4. The contributions must be 100% vested when made, and the employer may make no restrictions on withdrawal from the IRAs.

      5. The contributions must be made under a written allocation formula specifying the requirements for participation in the allocation and the method of computing the allocation. Contributions must be made no later than the due date of the employer tax return, plus extensions.

      6. The regular individual retirement plan tax rules generally govern the IRA of each employee except that the dollar limitation on deductibility of contributions is increased to $40,000. Also, the employee can make his own contributions to the IRA (up to the lesser of $3,000 or 100% of compensation).

When the requirements of the Simplified Employee Pension are met, the employer will be entitled to a tax deduction for contributions not exceeding 25% of the compensation paid to his employees during the calendar year ending with or within the taxable year. The employee will not be required to include the amount of the employer's contribution to his IRA in computing his gross income for tax purposes.

An employer establishing a SEP Plan will be responsible for certain administrative tasks, including determination of eligible employees and calculation of contributions for each participant. Sterling Trust does not perform any of these employer administrative functions, nor does it offer such services at an additional fee. Sterling's responsibility shall be limited to the custodial duties associated with any participant IRAs established with Sterling under the Plan.

An employer may establish a Simplified Employee Pension by executing an Agreement on IRS Form 5305-SEP, which is included in this booklet and which describes in more detail the characteristics and requirements of a Simplified Employee Pension. A copy of IRS Form 5305-SEP must be given to each covered employee. Form 5305-SEP (Rev. March 2002)


--------------------------------------------------------------------------------
Sterling Trust Company (C) 2002          8

                                                               OMB No. 1545-0499
                                                               -----------------
                                                               Do not file
                                                               with the Internal
                                                               Revenue Service
Form 5305-SEP
(Rev. March 2002)                  Simplified Employee Pension--Individual
Department of the Treasury       Retirement Accounts Contribution Agreement
Internal Revenue Service     (Under section 408(k) of the Internal Revenue Code)
--------------------------------------------------------------------------------

______________________ makes the following agreement under section 408(k) of the
(Name of employer)     Internal Revenue Code and the instructions to this form.

Article I--Eligibility Requirements (check applicable boxes--see instructions)

The employer agrees to provide discretionary contributions in each calendar year to the individual retirement account or individual retirement annuity (IRA) of all employees who are at least ______ years old (not to exceed 21 years old) and have performed services for the employer in at least ______ years (not to exceed 3 years) of the immediately preceding 5 years. This simplified employee pension
(SEP) |_| includes |_| does not include employees covered under a collective bargaining agreement, |_| includes |_| does not include certain nonresident aliens, and |_| includes |_| does not include employees whose total compensation during the year is less than $450*.

Article II--SEP Requirements (see instructions)

The employer agrees that contributions made on behalf of each eligible employee will be:

A.    Based only on the first $200,000* of compensation.
B.    The same percentage of compensation for every employee.
C.    Limited annually to the smaller of $40,000* or 25% of compensation.
D. Paid to the employee's IRA trustee, custodian, or insurance company (for an annuity contract).

______________________________________     _____________________________________
     Employer's signature and date                 Name and title
--------------------------------------------------------------------------------

Instructions

Section references are to the Internal Revenue Code unless otherwise noted. Purpose of Form

      Form 5305-SEP (Model SEP) is used by an employer to make an agreement to provide benefits to all eligible employees under a simplified employee pension
(SEP) described in section 408(k).

      Do not file Form 5305-SEP with the IRS. Instead, keep it with your records.

      For more information on SEPs and IRAs, see Pub. 560, Retirement Plans for Small Business (SEP, SIMPLE, and Qualified Plans), and Pub. 590, Individual Retirement Arrangements (IRAs).

Instructions to the Employer

Simplified employee pension. A SEP is a written arrangement (a plan) that provides you with an easy way to make contributions toward your employees' retirement income. Under a SEP, you can contribute to an employee's traditional individual retirement account or annuity (traditional IRA). You make contributions directly to an IRA set up by or for each employee with a bank, insurance company, or other qualified financial institution. When using Form 5305-SEP to establish a SEP, the IRA must be a Model traditional IRA established on an IRS form or a master or prototype traditional IRA for which the IRS has issued a favorable opinion letter. You may not make SEP contributions to a Roth IRA or a SIMPLE IRA. Making the agreement on Form 5305-SEP does not establish an employer IRA described in section 408(c).

When not to use Form 5305-SEP. Do not use this form if you:

      1. Currently maintain any other qualified retirement plan. This does not prevent you from maintaining another SEP.

      2. Have any eligible employees for whom IRAs have not been established.

      3. Use the services of leased employees (described in section 414(n)).

      4. Are a member of an affiliated service group (described in section 414(m)), a controlled group of corporations (described in section 414(b)), or trades or businesses under common control (described in sections 414(c) and 414(o)), unless all eligible employees of all the members of such groups, trades, or businesses participate in the SEP.

      5. Will not pay the cost of the SEP contributions. Do not use Form 5305-SEP for a SEP that provides for elective employee contributions even if the contributions are made under a salary reduction agreement. Use Form 5305A-SEP, or a nonmodel SEP.

Note: SEPs permitting elective deferrals cannot be established after 1996.

Eligible employees. All eligible employees must be allowed to participate in the SEP. An eligible employee is any employee who: (1) is at least 21 years old, and
(2) has performed "service" for you in at least 3 of the immediately preceding 5 years. You can establish less restrictive eligibility requirements, but not more restrictive ones.

      Service is any work performed for you for any period of time, however short. If you are a member of an affiliated service group, a controlled group of corporations, or trades or businesses under common control, service includes any work performed for any period of time for any other member of such group, trades, or businesses.

Excludable  employees.  The following employees do not have to be covered by the
SEP: (1) employees covered by a collective bargaining agreement whose retirement benefits were bargained for in good faith by you and their union, (2) nonresident alien employees who did not earn U.S. source income from you, and
(3) employees who received less than $450* in compensation during the year.

Contribution limits. You may make an annual contribution of up to 25% of the employee's compensation or $40,000*, whichever is less. Compensation, for this purpose, does not include employer contributions to the SEP or the employee's compensation in excess of $200,000*. If you also maintain a salary reduction SEP, contributions to the two SEPs together may not exceed the smaller of $40,000* or 25% of compensation for any employee.

      You are not required to make contributions every year, but when you do, you must contribute to the SEP-IRAs of all eligible employees who actually performed services during the year of the contribution. This includes eligible employees who die or quit working before the contribution is made.

      Contributions cannot discriminate in favor of highly compensated employees. Also, you may not integrate your SEP contributions with, or offset them by, contributions made under the Federal Insurance Contributions Act
(FICA).

      If this SEP is intended to meet the top-heavy minimum contribution rules of section 416, but it does not cover all your employees who participate in your salary reduction SEP, then you must make minimum contributions to IRAs established on behalf of those employees.

Deducting contributions. You may deduct contributions to a SEP subject to the limits of section 404(h). This SEP is maintained on a calendar year basis and contributions to the SEP are deductible for your tax year with or

* For 2003 and later years, this amount is subject to annual cost-of-living adjustments. The IRS announces the increase, if any, in a news release, in the Internal Revenue Bulletin, and on the IRS Web Site at www.irs.gov.
--------------------------------------------------------------------------------
For Paperwork Reduction Act Notice, see page 2.  Cat. No. 11825J  Form  5305-SEP
                                                                  (Rev. 3-2002)
--------------------------------------------------------------------------------

Form 5305-SEP (Rev. 3-2002)                                               Page 2
--------------------------------------------------------------------------------

within which the calendar year ends. Contributions made for a particular tax year must be made by the due date of your income tax return (including extensions) for that tax year.

Completing the agreement. This agreement is considered adopted when:

o IRAs have been established for all your eligible employees;

o You have completed all blanks on the agreement form without modification; and

o You have given all your eligible employees the following information:

      1. A copy of Form 5305-SEP.

      2. A statement that traditional IRAs other than the traditional IRAs into which employer SEP contributions will be made may provide different rates of return and different terms concerning, among other things, transfers and withdrawals of funds from the IRAs.

      3. A statement that, in addition to the information provided to an employee at the time the employee becomes eligible to participate, the administrator of the SEP must furnish each participant within 30 days of the effective date of any amendment to the SEP, a copy of the amendment and a written explanation of its effects.

      4. A statement that the administrator will give written notification to each participant of any employer contributions made under the SEP to that participant's IRA by the later of January 31 of the year following the year for which a contribution is made or 30 days after the contribution is made.

      Employers who have established a SEP using Form 5305-SEP and have furnished each eligible employee with a copy of the completed Form 5305-SEP and provided the other documents and disclosures described in Instructions to the Employer and Information for the Employee, are not required to file the annual information returns, Forms 5500 or 5500-EZ for the SEP. However, under Title I of the Employee Retirement Income Security Act of 1974 (ERISA), this relief from the annual reporting requirements may not be available to an employer who selects, recommends, or influences its employees to choose IRAs into which contributions will be made under the SEP, if those IRAs are subject to provisions that impose any limits on a participant's ability to withdraw funds (other than restrictions imposed by the Code that apply to all IRAs). For additional information on Title I requirements, see the Department of Labor regulation at 29 CFR 2520.104-48.

Information for the Employee

The information  below explains what a SEP is, how  contributions  are made, and
how  to  treat  your  employer's   contributions  for  tax  purposes.  For  more
information, see Pub. 590.

Simplified employee pension. A SEP is a written arrangement (a plan) that allows an employer to make contributions toward your retirement. Contributions are made to a traditional individual retirement account/annuity (traditional IRA). Contributions must be made to either a Model traditional IRA executed on an IRS form or a master or prototype traditional IRA for which the IRS has issued a favorable opinion letter.

      An employer is not required to make SEP contributions. If a contribution is made, however, it must be allocated to all eligible employees according to the SEP agreement. The Model SEP (Form 5305-SEP) specifies that the contribution for each eligible employee will be the same percentage of compensation (excluding compensation greater than $200,000*) for all employees.

      Your employer will provide you with a copy of the agreement containing participation rules and a description of how employer contributions may be made to your IRA. Your employer must also provide you with a copy of the completed Form 5305-SEP and a yearly statement showing any contributions to your IRA.

      All amounts contributed to your IRA by your employer belong to you even after you stop working for that employer.

Contribution limits. Your employer will determine the amount to be contributed to your IRA each year. However, the amount for any year is limited to the smaller of $40,000* or 25% of your compensation for that year. Compensation does not include any amount that is contributed by your employer to your IRA under the SEP. Your employer is not required to make contributions every year or to maintain a particular level of contributions.

Tax treatment of contributions. Employer contributions to your SEP-IRA are excluded from your income unless there are contributions in excess of the applicable limit. Employer contributions within these limits will not be included on your Form W-2.

Employee contributions. You may make regular IRA contributions to an IRA. However, the amount you can deduct may be reduced or eliminated because, as a participant in a SEP, you are covered by an employer retirement plan.

SEP participation. If your employer does not require you to participate in a SEP as a condition of employment, and you elect not to participate, all other employees of your employer may be prohibited from participating. If one or more eligible employees do not participate and the employer tries to establish a SEP for the remaining employees, it could cause adverse tax consequences for the participating employees.

      An employer may not adopt this IRS Model SEP if the employer maintains another qualified retirement plan. This does not prevent your employer from adopting this IRS Model SEP and also maintaining an IRS Model Salary Reduction SEP or other SEP. However, if you work for several employers, you may be covered by a SEP of one employer and a different SEP or pension or profit-sharing plan of another employer. SEP-IRA amounts--rollover or transfer to another IRA. You can withdraw or receive funds from your SEP-IRA if, within 60 days of receipt, you place those funds in the same or another IRA. This is called a "rollover" and can be done without penalty only once in any 1-year period. However, there are no restrictions on the number of times you may make "transfers" if you arrange to have these funds transferred between the trustees or the custodians so that you never have possession of the funds.

Withdrawals. You may withdraw your employer's contribution at any time, but any amount withdrawn is includible in your income unless rolled over. Also, if withdrawals occur before you reach age 591/2, you may be subject to a tax on early withdrawal.

Excess SEP contributions. Contributions exceeding the yearly limitations may be withdrawn without penalty by the due date (plus extensions) for filing your tax return (normally April 15), but are includible in your gross income. Excess contributions left in your SEP-IRA after that time may have adverse tax consequences. Withdrawals of those contributions may be taxed as premature withdrawals.

Financial institution requirements. The financial institution where your IRA is maintained must provide you with a disclosure statement that contains the following information in plain, nontechnical language:

      1. The law that relates to your IRA.

      2. The tax consequences of various options concerning your IRA.

      3. Participation eligibility rules, and rules on the deductibility of retirement savings.

      4. Situations and procedures for revoking your IRA, including the name, address, and telephone number of the person designated to receive notice of revocation. This information must be clearly displayed at the beginning of the disclosure statement.

      5. A discussion of the penalties that may be assessed because of prohibited activities concerning your IRA.

      6. Financial disclosure that provides the following information:

      a. Projects value growth rates of your IRA under various contribution and retirement schedules, or describes the method of determining annual earnings and charges that may be assessed.

      b. Describes whether, and for when, the growth projections are guaranteed, or a statement of the earnings rate and the terms on which the projections are based.

      c. States the sales commission for each year expressed as a percentage of $1,000.

      In addition, the financial institution must provide you with a financial statement each year. You may want to keep these statements to evaluate your IRA's investment performance.

Paperwork Reduction Act Notice. You are not required to provide the information requested on a form that is subject to the Paperwork Reduction Act unless the form displays a valid OMB control number. Books or records relating to a form or its instructions must be retained as long as their contents may become material in the administration of any Internal Revenue law. Generally, tax returns and return information are confidential, as required by section 6103.

      The time needed to complete this form will vary depending on individual circumstances. The estimated average time is:

Recordkeeping ......................... 1 hr., 40 min.

Learning about the
law or the form ....................... 1 hr., 35 min.

Preparing the form .................... 1 hr., 41 min.

      If you have comments concerning the accuracy of these time estimates or suggestions for making this form simpler, we would be happy to hear from you. You can write to the Tax Forms Committee, Western Area Distribution Center, Rancho Cordova, CA 95743-0001. Do not send this form to this address. Instead, keep it with your records.


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                                       10

Form 5305-A
(Rev. March 2002)
Department of the Treasury
Internal Revenue Service

                             STERLING TRUST COMPANY
          Traditional Individual Retirement Custodial Account Agreement
               (Under section 408(a) of the Internal Revenue Code)

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This Traditional  Individual Retirement Account Custodial Agreement (hereinafter called the "Agreement") is made between Sterling Trust Company, a Texas Trust Company (hereinafter called the "Custodian") and each individual (hereinafter called the "Depositor") who executes an Adoption Agreement, incorporating the terms of this Agreement, for the purpose of establishing an individual retirement account (hereinafter called the "custodial account") as described in
Section 408(a) of the Internal Revenue Code of 1986, as amended, or any successor statute (hereinafter called the "Code"), upon the terms set forth herein.

Article I.

1.1 Except in the case of a rollover contribution described in section 402(c), 403(a)(4), 403(b)(8), 408(d)(3), or 57(e)(16), an Employer contribution to a simplified employee pension plan as described in section 408(k), or a recharacterized contribution described in section 408A(d)(6),the custodian will accept only cash contributions up to $3,000 per year for tax years 2002 through 2004. That contribution limit is increased to $4,000 for tax years 2005 through 2007 and $5,000 for 2008 and thereafter. For individuals who have reached the age of 50 before the close of the tax year, the contribution limit is increased to $3,500 per year for tax years 2002 through 2004, $4,500 for 2005, $5,000 for 2006 and 2007, and $6,000
      for 2008 and thereafter. For tax years after 2008, the above limits will be increased to reflect a cost-of-living adjustment, if any.

Article II

2.1 The Depositor's interest in the balance in the custodial account is nonforfeitable.

Article III

3.1 No part of the custodial account funds may be invested in life insurance contracts, nor may the assets of the custodial account be commingled with other property except in a common trust fund or common investment fund (within the meaning of section 408(a)(5)).

3.2 No part of the custodial account funds may be invested in collectibles (within the meaning of section 408(m)) except as otherwise permitted by section 408(m)(3), which provides an exception for certain gold, silver, and platinum coins, coins issued under the laws of any state, and certain bullion.

Article IV

4.1 Notwithstanding any provision of this agreement to the contrary, the distribution of the Depositor's interest in the custodial account shall be made in accordance with the following requirements and shall otherwise comply with section 408(a)(6) and the regulations thereunder, the provisions of which are herein incorporated by reference.

4.2 The Depositor's entire interest in the custodial account must be, or begin to be, distributed not later than the Depositor's required beginning date, April 1 following the calendar year in which the Depositor reaches age 70 1/2. By that date, the Depositor may elect, in a manner acceptable to the custodian, to have the balance in the custodial account distributed in:

(a)   A single sum or

(b) Payments over a period not longer than the life of the Depositor or the joint lives of the Depositor and his or her designated beneficiary.

4.3 If the Depositor dies before his or her entire interest is distributed to him or her, the remaining interest will be distributed as follows:

(a)   If the Depositor dies on or after the required beginning date and:

(i) the designated beneficiary is the Depositor's surviving spouse, the remaining interest will be distributed over the surviving spouse's life expectancy as determined each year until such spouse's death, or over the period in paragraph (a)(iii) below if longer. Any interest remaining after the spouse's death will be distributed over such spouse's remaining life expectancy as determined in the year of the spouse's death and reduced by 1 for each subsequent year, or, if distributions are being made over the period in paragraph (a)(iii) below, over such period.

(ii) the designated beneficiary is not the Depositor's surviving spouse, the remaining interest will be distributed over the beneficiary's remaining life expectancy as determined in the year following the death of the Depositor and reduced by 1 for each subsequent year, or over the period in paragraph (a)(iii) below if longer.

(iii) there is no designated beneficiary, the remaining interest will be distributed over the remaining life expectancy of the Depositor as determined in the year of the Depositor's death and reduced by 1 for each subsequent year.

(b) If the Depositor dies before the required beginning date, the remaining interest will be distributed in accordance with (i) below or, if elected or there is no designated beneficiary, in accordance with (ii) below:

(i)   The remaining  interest will be distributed in accordance  with paragraphs
      (a)(i) and (a)(ii) above (but not over the period in paragraph (a)(iii), even if longer), starting by the end of the calendar year following the year of the Depositor's death. If, however, the designated beneficiary is the Depositor's surviving spouse, then this distribution is not required to begin before the end of the calendar year in which the Depositor would have reached age 70 1/2. But, in such case, if the Depositor's surviving spouse dies before distributions are required to begin, then the remaining interest will be distributed in accordance with (a)(ii) above (but not over the period in paragraph (a)(iii), even if longer), over such spouse's designated beneficiary's life expectancy, or in accordance with (ii) below if there is no such designated beneficiary.

(ii) The remaining interest will be distributed by the end of the calendar year containing the fifth anniversary of the Depositor's death.

4.4 If the Depositor dies before his or her entire interest has been distributed and if the designated beneficiary is not the Depositor's surviving spouse, no additional contributions may be accepted in the account.

4.5 The minimum amount that must be distributed each year, beginning with the year containing the Depositor's required beginning date, is known as the "required minimum distribution" and is determined as follows:

(a) The required minimum distribution under paragraph 2(b) for any year, beginning with the year the Depositor reaches age 70 1/2, is the Depositor's account value at the close of business on December 31 of the preceding year divided by the distribution period in the uniform lifetime table in Regulations section 1.401(a)(9)-9. However, if the Depositor's designated beneficiary is his or her surviving spouse, the required minimum distribution for a year shall not be more than the Depositor's account value at the close of business on December 31 of the preceding year divided by the number in the joint and last survivor table in Regulations section 1.401(a)(9)-9. The required minimum distribution for a year under this paragraph (a) is determined using the Depositor's (or, if applicable, the Depositor and spouse's) attained age (or ages) in the year.

(b) The required minimum distribution under paragraphs 3(a) and 3(b)(i) for a year, beginning with the year following the year of the Depositor's death (or the year the Depositor would have reached age 70 1/2, if applicable under paragraph 3(b)(i)) is the account value at the close of business on December 31 of the preceding year divided by the life expectancy (in the single life table in Regulations section 1.401(a)(9)-9) of the individual specified in such paragraphs 3(a) and 3(b)(i).

(c) The required minimum distribution for the year the Depositor reaches age 70 1/2 can be made as late as April 1 of the following year. The required minimum distribution for any other year must be made by the end of such year.

4.6 The owner of two or more traditional IRAs may satisfy the minimum distribution requirements described above by taking from one traditional IRA the amount required to satisfy the requirement for another in accordance with the regulations under section 408(a)(6).

Article V

5.1   The  Depositor  agrees  to  provide  the  Custodian  with all  information
      necessary  to  prepare  any  reports   required  by  section   408(i)  and
      Regulations sections 1.408-5 and 1.408-6.

5.2 The Custodian agrees to submit to the Internal Revenue Service (IRS) and Depositor the reports prescribed by the IRS.

Article VI

6.1 Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence will be controlling. Any additional articles inconsistent with section 408(a) and the related regulations will be invalid.

Article VII

7.1 This Agreement will be amended as necessary to comply with the provisions of the Code and the related regulations. As permitted under the IRS model form, Sterling Trust Company has added all provisions which follow Article VII.

Article VIII. Contributions

8.1 All contributions made to the custodial account shall be in cash, except in the case of a rollover or transfer contribution.

8.2 For any year, Depositor may contribute to his or her IRA during the calendar year and not later that the time prescribed by law for filing the return for such taxable year (not including extensions thereof).

8.3 Except in the case of a Rollover IRA or a plan-to- plan transfer, contributions made by or on behalf of Depositor shall not be made during or after the calendar year in which Depositor attains age 70 1/2 years.

8.4 The Depositor assumes sole responsibility for determining that contributions to the custodial account do not exceed the limits specified in the Code. With respect to any contribution designated by the Depositor as a rollover contribution, the Depositor warrants:

(a) that such amount is an "eligible rollover distribution" under Section 402 of the Code received from a qualified plan or 403(b) plan, another individual retirement account or annuity, or a U.S. retirement bond, and is rolled over directly from an eligible retirement plan, or contributed to the custodial account established hereunder within sixty (60) days of its receipt by Depositor.

(b) that in case of a rollover from a qualified plan or 403(b) plan, the amount of such rollover


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Sterling Trust Company (C) 2002          11

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contribution  is an  amount  equal to or less that the  excess of the  qualified total distribution or partial distribution over amounts contributed thereto by Depositor (other that qualified voluntary employee contributions as described in Section 219 (e) of the Code) and, if any portion of such rollover consists of property other than cash, such distribution to Depositor consisted of the same property being contributed to the custodial account established hereunder; and

(c) that, in the case of a rollover contribution from another individual retirement account or individual retirement annuity, such other account or annuity was not itself funded by a rollover contribution from another IRA within one (1) year of the date of the contribution to the custodial account established hereunder.

8.5 The Custodian will not be responsible for the computation and the collection of any contributions under this Agreement, and shall be under no duty to determine whether the nature or amount of any contributions is in accordance with this Agreement or the Code. In addition, the Custodian shall not be responsible for computing or maintaining a record of the deductible portion of any contribution.

ARTICLE IX. Investments

9.1 Depositor retains all responsibilities and duties for the selection, management, and retention of investments, to the exclusion of the Custodian, pursuant to his power as "Settlor" under Section114.003 of The Texas Trust Code. At the direction of the Depositor, the Custodian shall invest all contributions to the account and earnings thereon. The Custodian shall be responsible for the execution of such orders and for maintaining adequate records thereof. If investment direction orders are not received as required, or, if received, are unclear in the opinion of the Custodian, all or a portion of the contribution may be held uninvested without liability for loss of income or appreciation and without liability for interest pending receipt of such orders or clarification. Upon death of the Depositor, the beneficiary(ies) and/or representative for the estate of the Depositor assume all rights and responsibilities for investment of the account.

9.2 The Custodian shall retain in cash so much of the custodial account as the Depositor or his designated agent or representative directs or until other instructions are received from the Depositor or his agent, and is authorized to place such cash held in the custodial account in an interest- bearing instrument of the custodian or an affiliate of the
      Custodian as defined in IRC Section 1504. The Custodian may perform subaccounting and interest posting functions related to the account as described in this Section, and may receive a fee directly from the investment sponsor for these services. Depositor agrees that such subaccounting services are necessary for the proper function of the IRA account and further agrees to such fees being paid to Custodian. Depositor understands that fees described in this Section are not to be borne by the Depositor. It is understood by the Depositor that any Investment Advisor (as defined in Section 9.3) of the Depositor may direct the Custodian to retain a specific amount of cash in the Depositor's account on deposit with the Custodian, partially in exchange for the Custodian's services hereunder, and the Depositor agrees that any such deposits with the Custodian shall constitute additional compensation due to the Custodian over and above the fees provided for in Article XIV.

9.3 The Depositor may appoint an Investment Advisor, qualified under Section 3(38) of the Employee Retirement Income Security Act of 1974, to direct the investment of the IRA. The Depositor shall notify the Custodian in writing of any such appointment by providing the Custodian a copy of the instruments appointing the Investment Advisor and evidencing the Investment Advisor's acceptance of such appointment, an acknowledgment by the Investment Advisor that it is a fiduciary of the account, and a certificate evidencing the Investment Advisor's current registration under the Investment Advisor's Act of 1940. The Custodian shall comply with any directions furnished to it by the Investment Advisor, unless and until it receives written notification from the Depositor that the Investment Advisor's appointment has been terminated.

9.4 On a form acceptable to the Custodian, the Depositor may designate a representative for the purpose of communicating investment directions to the Custodian and receiving information on the account. Said Depositor's Representative ("Rep") may be a registered representative of a broker/dealer organization, a financial advisor or other person as may be acceptable to the Depositor. The Rep shall be the authorized agent of the Depositor, and not an agent of the Custodian. The Custodian shall construe any and all investment directions given by the Rep, whether written or oral, as having been authorized by the Depositor. The Depositor may appoint and/or remove a Rep by written notice to the Custodian provided that the Depositor's removal of a Rep shall not have the effect of canceling any notice, instruction, direction or approval received by the Custodian from the removed Rep before the Custodian receives said notice of removal from the Depositor.

9.5 On a form acceptable to the Custodian, the Depositor may authorize the Custodian to accept verbal investment directions from the Depositor or his Rep. Said verbal investment directions may be given by telephone or in person in the offices of the Custodian. Depositor agrees that Custodian is not responsible for verifying the propriety of any verbal investment direction which it may receive, other than requiring Depositor's Social Security Number and Account Number for identification purposes. Depositor further agrees that the Custodian is not responsible for unauthorized trades in the account which may be effected under this Section.

9.6 If publicly-traded securities are to be included in the specified investments, orders shall be executed through a securities broker/dealer registered under the Securities Exchange Act of 1934 designated by the Depositor upon such form as the Custodian may prescribe. Any brokerage account maintained in connection herewith shall be in the name of the Custodian for the benefit of the Depositor. The Custodian shall be authorized to honor transactions within the brokerage account without obligation to verify prior authorization of same by the Depositor. Any cash received by the brokerage account, whether as income or proceeds of transactions, shall be held by the brokerage account pending directions, and the Custodian shall have no obligation to direct the broker to remit such cash until directed to do so by the Depositor, but may receive remittances without direction if the same are made by the broker. Investments outside the brokerage account shall be made in accordance with the other provisions of this Article. Investment directions may be given directly to the designated broker by the Depositor (in such manner as the broker may require) and the broker shall be responsible for the execution of such orders. When securities are purchased within the brokerage account requiring that funds be remitted by the Custodian to make settlement, Depositor agrees to telephonically notify or instruct the broker or Rep to telephonically notify the Custodian on the trade date of the pending securities transaction, and to request delivery of the custodial account assets necessary to settle the trade. Depositor agrees to hold the Custodian harmless for any losses resulting from the Depositor's failure to notify the Custodian of the pending trade and request for settlement in the above prescribed manner.

9.7 Depositor may direct the Custodian to purchase "non-standard" investments which shall include but not be limited to investments which are individually negotiated by the Depositor or his Rep, or part of a private placement of securities offered in reliance upon exemptions provided by Sections 3(B) and 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder. The Custodian may identify investments or classes of investments which are unacceptable due to their posing an administrative burden, or potential for prohibited transactions on the Custodian. For such investments, the Custodian reserves the right to not follow the Depositor's or Rep's direction or process such an investment. The Custodian's decision to reject certain assets for reasons of administrative feasibility should not be construed as investment advice or an opinion of the Custodian as to the investment's prudence or viability. If the Depositor or his Rep should direct the Custodian to purchase a non-standard investment, as defined above, the following special certifications and provisions shall apply:

(a) Depositor agrees to submit or cause to be submitted all offering documentation related to the non-standard investment for an administrative review by the Custodian. The Custodian reserves the right to charge a reasonable fee for such administrative review so requested by the Depositor or his Rep;

(b) If the non-standard investment(s) contains a provision for future contractual payments or assessments, including margin calls, Depositor acknowledges that such payments shall be borne solely by the IRA account, that authorization to make such payments shall come from Depositor or his Rep, and that making such payments may reduce or exhaust the value of the IRA account. Depositor further agrees to maintain sufficient liquid funds in his IRA account to cover any such payments or assessments, and agrees that the Custodian shall not be responsible for monitoring the balance of the account to verify compliance with this Section. Depositor agrees to indemnify the Custodian and hold it harmless for any and all payments or assessments which may result from holding the non-standard investment within the IRA account, and further agrees that the Custodian shall be under no obligation whatsoever to extend credit to the account or otherwise disburse payment beyond the cash balance of the account for any payment or assessment related to the nonstandard investment(s);

(c) If the non-standard investment(s) contain administrative and/or management requirements or duties beyond the Custodian's capabilities or expertise to provide, then Depositor agrees to seek out suitable agents or counsel necessary to perform such duties and deliver a written service agreement acceptable to the Custodian for execution on behalf of the Depositor's IRA account;

(d) If the Depositor directs the Custodian to enter into an individually-negotiated debt instrument, including a promissory note, deed of trust, real estate contract, mortgage note or debenture, then Depositor agrees to enter into a Note Servicing Agent Agreement with a third-party Agent or Depositor may serve as his own Note Servicing Agent, on a form acceptable to the Custodian. Said Note Servicing Agent shall be the agent of the Depositor and not of the Custodian, and shall be responsible for administering the terms of the debt instrument on behalf of the Depositor's Account. Should the Note Servicing Agent ever become unwilling or unable to perform the duties outlined in the Note Servicing Agent Agreement, then Depositor understands and agrees that all duties of the Note Servicing Agent shall revert to Depositor until a successor Agent is named. Should Depositor fail to appoint a Note Servicing Agent, Depositor understands that he/she becomes responsible for fulfilling the duties of the Note Servicing Agent until Depositor names a successor third party Note Servicing Agent. Depositor understands that Custodian does not offer or


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Sterling Trust Company (C) 2002          12
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      provide any  servicing  or  collection  duties with respect to any note or debt instrument,  nor will Custodian monitor the maturity date or take any
      action  with   regards  to  the  maturity  of  any  note  or  debt  unless specifically authorized by Depositor in writing. Should Depositor elect to renew or renegotiate the terms of any note or debt instrument, Depositor agrees to notify Custodian in writing and provide appropriate written instructions for Custodian to return any original note or debt instrument to debtor.

(e) The Custodian shall have no duty to monitor the performance or actions of any investment or to monitor the sufficiency or adequacy of the Depositor's actions or duties or those of his heirs, successors, agents, or assigns, nor shall the Custodian be required to monitor the acts of any paid consultant to whom the Custodian may have contractually delegated any duties or responsibilities pursuant to Depositor's or his Rep's directions;

(f) Depositor agrees to be responsible for any and all collection actions, including contracting with a collection agency or instituting legal action, and bring any other suits or actions which may become necessary to protect the rights of the account as a result of the operation or administration of the investment(s); and

(g) Depositor may not direct the purchase of a life insurance contract or a "collectible" as defined in Code Section 408(m).

9.8 The Custodian may value assets of the account on a quarterly basis utilizing various sources available to it. However, the Custodian shall not guarantee the accuracy of prices obtained from quotation services, independent appraisal services, investment sponsors, or parties related thereto or, any other sources. Values for brokerage accounts shall be equal to the total equity value of the account, and shall reflect only those assets which are priced by the brokerage firm. Individual assets held within the brokerage account shall not be listed individually on statements furnished by the Custodian.

      In the absence of direction from the Secretary of the Treasurer or his authorized representative to the contrary, the value of illiquid assets such as limited partnerships, limited liability companies, or privately-held stock, shall be determined by a fair market value from the investment sponsor or other source chosen by Custodian in its sole discretion. Promissory notes and privately-offered corporate debt may have valuations reflected at the face value shown on the original note or debt instrument, or if the note is such that it is subject to an amortization schedule, valuation may be shown at amortized value.

      If the investment sponsor is unwilling or unable to provide a fair market value, then the Custodian may list the value of the illiquid asset at its original acquisition cost or carry forward the last known value. Assets which are reported by the investment sponsor as having no market value, are in bankruptcy, or other relevant condition exists, may reflect a valuation of zero on the Custodian's periodic statement.

      For investments that are not publicly tradeable on a securities exchange, the Custodian shall seek a valuation of such securities from the sponsor/issuer of the investment. If a value is not received within ninety
      (90) days after request, then, upon notice from the Custodian, it is the duty of the Depositor to provide the Custodian with the fair market value of the investment from the investment sponsor or from an independent appraisal service of the Depositor's choice, provided such appraisal service is acceptable to Custodian. Custodian reserves the right to resolve differences in values in any manner Custodian deems appropriate. If the Depositor fails to do so, within six (6) months after notice, then the Custodian shall be authorized, entitled and directed to distribute such investment in-kind at fair market value, which may be original acquisition cost or the last known value, to the Depositor.

9.9 If investment(s) selected by the Depositor or his Rep generate Unrelated Business Taxable Income (UBTI), Depositor understands that such income, when considered in conjunction with all such income from all IRA accounts, may be taxable to the IRA account to the extent that all UBTI for a given taxable year exceeds the threshold amount set by the IRS (currently $1000). In such instances, the IRS requires that a Form 990-T be filed for the IRA account along with the appropriate amount of tax. Depositor understands that the Custodian does not monitor the amount of UBTI in the IRA account, and does not prepare Form 990-T. Depositor agrees to monitor UBTI for this and any other IRA account which he may hold, and further agrees to prepare, or have prepared, the proper 990-T tax form and forward it to the Custodian for filing, along with authorization to pay any tax due from the IRA account.

9.10 The Depositor understands that certain transactions are prohibited for tax-exempt IRA accounts under Code Section 4975. Depositor further understands that the determination of whether a transaction directed by Depositor or his Rep is prohibited depends on all of the relevant facts and circumstances surrounding the purchase. The Depositor acknowledges that the determination of whether a transaction directed by Depositor or his Rep is prohibited depends on all of the relevant facts and circumstances surrounding the purchase. The Depositor acknowledges that, should the IRA account engage in a prohibited transaction, that the fair market value of the account will become a taxable distribution to the Depositor in the taxable year in which the transaction was made. In addition, if the Depositor is under age 59 1/2, additional premature distribution penalty taxes may apply. Depositor hereby warrants that he will not enter into a transaction, or cause a transaction to be entered into, which is prohibited under Section 4975 of the Code. Depositor further warrants that, if a transaction is questionable due to Depositor's relationship to the investment sponsor, that he will consult with such counsel and advisors as Depositor may deem necessary prior to directing or causing the direction of that transaction.

9.11 Without limiting the generality of the foregoing, the Depositor understands and acknowledges that Custodian will act solely as agent for the Depositor, and under the instructions of the Depositor, with respect to the investment of the assets of the Account and, acting in that capacity, shall place orders for the purchases of securities providing the Depositor has sufficient funds in the Account or arranges to make funds available in advance for such purposes, and will also place orders for the sale of securities provided such securities are held by Custodian and in deliverable form. The Depositor authorizes the Custodian to charge the Account for the cost of all securities purchased or received from the securities sold or delivered against payment. If the Depositor directs the Custodian to place an order for a mutual fund investment and there are insufficient funds in the account to cover the settlement cost, Depositor agrees to deposit in the account immediately (and in any event not later than the settlement date) sufficient liquid funds to cover the cost of the investment. Depositor agrees that the Custodian shall be under no obligation whatsoever to extend credit to the account or otherwise disburse payment beyond the cash balance of the account for any purchase of a mutual fund investment. In the event Depositor fails to timely deposit sufficient funds in the account to cover the cost of any such investment, the Custodian, at its option, may cancel the order for the investment or, if the investment already has been acquired, sell the investment and reimburse itself for any costs or expenses incurred by the Custodian in settling the purchase order. Depositor agrees that Custodian shall not be liable for any actions taken in accordance with this provision, and further agrees to indemnify and hold the Custodian harmless for its actions in canceling a purchase order for a mutual fund investment in the account or selling the investment to reimburse itself as provided above.

ARTICLE X. Trust Accounts

10.1 It shall be the sole duty of the Custodian to maintain a custodial account in the name of the Depositor and to make payments and distributions as directed by the Depositor or his Rep. Pursuant to the directions of the Depositor or his Rep, the Custodian shall invest and reinvest the assets in the custodial account without any duty to diversify and without regard to whether such investment is authorized by the laws of any jurisdiction for custodial investment, in securities obtainable "over the counter" or on a recognized exchange, savings media and any other acceptable public or non-standard investment which in the sole judgment of the Custodian will not impose an unreasonable administrative burden (with such determination by the Custodian not to be construed in any respect as a judgment concerning the prudence or advisability of such investment). The custodial account shall reflect the amounts contributed by the Depositor, receipts, investments, distributions, disbursements, and all other transactions.

10.2 The Custodian shall have the following powers and authority in the administration of the custodial account:

(a) Pursuant to the Depositor's or his Rep's directions, to exercise or sell options, conversion privileges or rights to subscribe for additional securities and to make payments therefore, and to invest in any annuity contract issued by any legal reserve life insurance company.

(b) In the absence of specific investment instructions from the Depositor or his Rep, to vote in person or by proxy upon securities held by the Custodian. The Custodian shall have no responsibility to notify or forward to the Depositor or his Rep any notices, proxies, assessments or other documents received by the Custodian on behalf of the account unless the Depositor or his Rep so requests each such document in writing.

(c) Pursuant to the Depositor's directions, to consent to or participate in dissolutions, reorganizations, consolidations, mergers, sales, transfers or other changes in securities held by the Custodian, and in such connection, to delegate the Custodian's powers and to pay assessments, subscriptions and other charges.

(d) To make, execute and deliver as Custodian any and all contracts, waivers, releases or other instruments necessary or proper for the exercise of any of the foregoing powers.

(e) In the absence of specific investment instructions from the Depositor, to leave any property comprising the custodial account for safekeeping or on deposit, with or without interest, with such banks, brokers and other custodians as the Custodian may select.

(f) To hold any securities in bearer form or in the name of banks, brokers and other custodians or in the name of the Custodian without qualifications or description or in the name of any nominee.

(g) To employ suitable agents and counsel and to pay their reasonable expenses and compensation.

(h) To do and perform all acts or things reasonably necessary or desirable to carry out the power and authority granted to the Custodian.

10.3 Custodian shall process investment directions and/or invest funds which it receives in accordance with Depositor's directions within seven (7) business days of receipt of such directions and/or funds plus necessary administrative and processing time. Custodian shall be under no duty to credit interest or earnings on the funds received, and Depositor


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      agrees that Custodian shall not be liable for any market value  adjustment which may occur during or after said processing time.

10.4 The Custodian shall have no duty other than to follow the directions of the Depositor, his Rep, or Investment Advisor, and shall be under no duty to question said instructions. The Custodian does not assume any responsibility for rendering advice with respect to the investment and reinvestment of the Depositor's account, and shall not be liable for any loss which results from the exercise of control over his account by the Depositor, his Rep, or Investment Advisor. In the case of any solicitation received by the Custodian with respect to the Depositor's account (including but not limited to third party tender offers with respect to limited partnership interests in the account), the Custodian will transmit such materials to the Depositor (or to his Rep or Investment Advisor, as directed by the Depositor); however, the Custodian must have at least ten
      (10) days from the date it receives instructions from the Depositor (or his Rep or Investment Advisor) to transmit such instructions to the soliciting party by the date specified in the solicitation. The Custodian shall have no obligation to transmit any solicitation received or instructions given with respect to the Depositor's account by other than regular mail, and shall not be responsible for any failure to respond to a solicitation by the deadline specified therein due to (i) delays in the mail or (ii) where the Custodian has less than ten (10) days from the date instructions are received from the Depositor (or his or her Rep or Investment Advisor) and the specified deadline for responding. Custodian need not honor offers or recognize communications that are not addressed to each Depositor's account by name. The Custodian shall not be responsible for any action taken by the Depositor or his Rep as a result of information concerning the account or any investment which may be transmitted or not transmitted to the Depositor or his Rep. The Custodian shall have no responsibility or duty to review or monitor any securities or other property held within the account, nor shall the Custodian be held liable for its failure to act because of the absence of any directions from the Depositor. The Custodian shall not be liable for the actions or inactions of any prior trustee, custodian, or other service provider or agent of the Depositor which may have occurred prior to the transfer of the IRA account assets to the Custodian. The Depositor shall indemnify and hold Custodian harmless for any losses resulting from the Custodian's action or inaction in relation to investment directions received from the Depositor, his Rep, or Investment Advisor, for the actions or inactions of Agents appointed by the Depositor, or by the Custodian at the direction of the Depositor, and for any tax consequences resulting from the Depositor's or Rep's direction to engage in any unauthorized transaction, including an investment in life insurance contracts, investment in collectibles, or engaging in a prohibited transaction as defined in Section 4975 of the Code.

ARTICLE XI. Beneficiary Designation

11.1 The Depositor may from time to time designate, upon such form as the Custodian shall prescribe, any person, trust or persons, contingently or successively, to whom the Custodian shall pay the Depositor's interest in the custodial account in the event of his death. Such primary and contingent beneficiary designation shall be effective when filed with the Custodian and shall revoke all prior beneficiary designations made before that date by Depositor.

11.2 If a Depositor fails to name a beneficiary in accordance with Section 11.1, or if all beneficiaries named by a Depositor predecease him, then the remaining balance of the custodial account shall be payable to the spouse of the Depositor, or if there is no spouse living, then to the estate of the Depositor.

11.3 When and after distributions of the custodial account to the Depositor's beneficiary commence, all rights and obligations of the Depositor under this Agreement shall inure to, and be exercised by, such beneficiary.

11.4 If the beneficiary designated to receive payments hereunder is a minor or person of unsound mind, whether so formally adjudicated or not, the Custodian, in its discretion, may make such payment to such person as may be acting as parent, guardian, committee, conservator, custodian, or legal representative of such minor or incompetent and the receipt of any such person as selected by the Custodian shall be a full and complete discharge to the Custodian for any sums so paid.

ARTICLE XII. Payout of Benefits

12.1 If the Depositor has selected a distribution option involving life contingencies, the Depositor may direct the Custodian to utilize the amount in the custodial account which would otherwise be available as a lump sum distribution to purchase an annuity from such insurance company as the Depositor may select to satisfy the requirements of Article IV of this Agreement.

12.2 Depositor's election as to the method of distribution under Section 4.3 of this Agreement must be made at least thirty (30) days before the Required Beginning Date, which is defined as April 1 of the calendar year immediately following the calendar year in which the Depositor reaches age 70 1/2. If no election is made, the Custodian will make distributions over a period not to exceed the Depositor's single life expectancy.

12.3 When determining the amount to be distributed for the second distribution calendar year and subsequent distribution calendar years, the Depositor's life expectancy (or the joint life expectancy of the Depositor and his named beneficiary) shall not be recalculated unless such recalculation is elected by the Depositor on a form acceptable to the Custodian.

ARTICLE XIII. Duties, Records, Reports

13.1 The Custodian's sole duties to the Depositor regarding reporting shall be to send Depositor a copy or facsimile of IRS Form 5498 and/or an annual calendar year statement of the assets of the account within time frames established by the IRS. The Custodian may, but is not obligated to, furnish periodic reports to the Depositor detailing transactions performed under this custodial account and the value of assets held within the account.

13.2 The Custodian shall have no liability or responsibility for transactions reported or not reported on any periodic or annual statement unless the Depositor or his Rep file written exceptions or objections within 60 days after receipt of the report or statement. Upon receipt of written notification under this Section, the Custodian's liability and responsibility shall be to fully investigate the exceptions or objections, and make any adjustments, correct any entries, or otherwise reconcile the account as may be necessary. If any such adjustments or corrections are required, the Custodian shall issue a revised statement for the reporting period(s) in question.

ARTICLE XIV. Fees and Expenses

14.1 EXCEPT AS PROVIDED IN SECTION 9.2, THE DEPOSITOR SHALL BE CHARGED BY THE CUSTODIAN FOR ITS SERVICES HEREUNDER IN ACCORDANCE WITH THE CURRENT POSTED FEE SCHEDULE OF THE CUSTODIAN AS IT MAY BE AMENDED FROM TIME TO TIME. ANY INCOME TAXES OR OTHER TAXES OF ANY KIND WHATSOEVER THAT MAY BE LEVIED UPON OR IN RESPECT OF THE CUSTODIAL ACCOUNT, ANY TRANSFER TAXES INCURRED IN CONNECTION WITH THE INVESTMENT AND REINVESTMENT OF ASSETS IN THE CUSTODIAL ACCOUNT, AND ALL OTHER ADMINISTRATIVE EXPENSES INCURRED BY THE CUSTODIAN IN THE PERFORMANCE OF ITS DUTIES, INCLUDING FEES FOR LEGAL SERVICES RENDERED TO THE CUSTODIAN AND COMPENSATION OF THE CUSTODIAN SHALL BY PAID BY THE DEPOSITOR AND THE DEPOSITOR HEREBY COVENANTS AND AGREES TO PAY THE SAME.

14.2 In the event the Depositor shall at any time fail to discharge any liability under this Article, such liability shall be charged to the custodial account, and the Custodian may liquidate such of the assets of the custodial account for such purposes as in its sole discretion it shall determine. Notwithstanding any provisions of this Agreement, all payments under this Article and the liquidations of assets to obtain funds therefore may be made without the approval or direction of the Depositor. If the custodial account is not sufficient to satisfy such liability, the Depositor shall be liable for any deficiency.

14.3 THE CUSTODIAN'S CURRENT POSTED FEE SCHEDULE MAY BE AMENDED AT ANY TIME UPON 30 DAYS' WRITTEN NOTICE TO THE DEPOSITOR. THE CUSTODIAN RESERVES THE RIGHT TO CHARGE FEES IN ADDITION TO ITS POSTED FEE SCHEDULE FOR EXTRAORDINARY OR SPECIAL SERVICES, OR FOR UNFORESEEN EXPENSES TO THE ACCOUNT, INCLUDING LEGAL EXPENSES INCURRED BY THE CUSTODIAN. THE CUSTODIAN DOES NOT PRORATE FEES. ON A FORM ACCEPTABLE TO THE CUSTODIAN, THE DEPOSITOR MAY ELECT TO PAY FEES DIRECTLY, OR HAVE THEM WITHDRAWN FROM THE ASSETS OF THE ACCOUNT. TERMINATION FEES ARE DUE AND PAYABLE UPON DISTRIBUTION TO THE DEPOSITOR OR UPON TRANSFER TO ANOTHER TRUSTEE OR CUSTODIAN.

ARTICLE XV. Amendment and Termination

15.1 The Depositor irrevocably delegates to the Custodian the right and power to amend this Agreement. Except as hereafter provided, the Custodian will give the Depositor 30 days' written notice of any amendment. In case of a retroactive amendment required by law, the Custodian will provide written notice to the Depositor of the amendment within 30 days after the amendment is made, or if later, by the time that notice of the amendment is required to be given under regulations or other guidance provided by the IRS. The Depositor shall be deemed to have consented to any such amendment unless the Depositor notifies the Custodian to the contrary within 30 days after notice to the Depositor and requests a distribution or transfer of the balance of the account. The Custodian's termination fee shall be applicable to any account so distributed or transferred.

15.2 The Depositor may terminate this agreement at any time by delivery of written notice of such termination to the Custodian. Upon such termination, the Custodian shall continue to hold the assets and distribute them in accordance with the previous instructions of the Depositor and the provisions of this Agreement unless the Custodian receives other instructions from the Depositor (such as those involving a rollover) which the Custodian may follow, without liability and without any duty to ascertain whether such payout is proper under the provisions of the Code or of any other plan.

15.3 Upon request of the Depositor in writing to the Custodian, the Custodian shall transfer all assets in the custodial account to the Depositor,


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      to a  qualified  retirement  plan,  or to  another  individual  retirement account established by the Depositor. The Custodian is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of all its fees, compensation, costs and expenses, or for any other liabilities constituting a charge against the assets of the custodial account or against the Custodian, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor custodian or custodian.

ARTICLE XVI. Resignation or Removal of Custodian

16.1 Upon written notice to the Custodian, the Depositor may remove it from its office hereunder. Such notice, to be effective, shall designate a successor custodian or custodian and shall be accompanied by the successor's written acceptance. The Custodian may at any time resign upon thirty (30) days' written notice to Depositor, whereupon the Depositor shall appoint a successor to the Custodian. In the event of resignation of the Custodian and failure to appoint a qualified successor, the Custodian may appoint a successor trustee or custodian, or distribute the assets of the IRA account to the Depositor.

16.2 The successor trustee or custodian shall be a bank, insured credit union, or other person satisfactory to the Secretary of the Treasury pursuant to
      Section 408(a)(2) of the Code. Upon receipt by the Custodian of written acceptance by its successor of such successor's appointment, the Custodian shall transfer and pay over to such successor the assets of the custodial account and all records (or copies thereof) of Custodian pertaining thereto. The Custodian is authorized, however, to reserve such sum of money or property as it may deem advisable for payment of all its fees, compensation, costs and expenses, or for payment of any other liabilities constituting a charge on or against the assets of the custodial account or on or against the Custodian, with any balance of such reserve remaining after the payment of all such items to be paid over to the successor trustee or custodian.

16.3 The Custodian shall not be liable for the acts or omissions of its successor.

ARTICLE XVII. Miscellaneous

17.1 Neither the Depositor nor any beneficiary of the Depositor shall have any right to pledge, hypothecate, anticipate or in any way create a lien upon any assets or part of the custodial account. Distributions to the Depositor, his beneficiaries, spouse, heirs-at-law, or legal representatives, excepting minors and persons under legal disability, shall be made only to them and upon their personal receipts and endorsements and no interest in the custodial account, or any part thereof, shall be assignable in anticipation of payment either by voluntary or involuntary act, or by operation of law, or be liable in any way for the debts or defaults of such Depositor, his beneficiaries, spouse, or heirs-at-law. The provisions of this paragraph shall not apply to the extent that they violate any applicable law.

17.2 The custodial account created hereunder is created for the exclusive benefit of the Depositor or his beneficiaries, and at no time shall it be possible for any part of the assets of the custodial account to be used for or diverted to purposes other than for the exclusive benefit of the Depositor or his beneficiaries.

17.3 Notwithstanding the provisions of Sections 17.1 and 17.2 above, in the event the Depositor and the Depositor's spouse obtain a Separation Instrument, as described in Section 408(d)(6) of the Code, the Depositor may direct the Custodian in writing to transfer the appropriate portion of the assets in the Depositor's account directly to the Depositor's former spouse or to an IRA maintained by the Depositor's former spouse, provided the transfer is in accordance with the Separation Instrument, a copy of which shall be furnished to the Custodian. The transfer of assets to the Depositor's former spouse may be in cash or in- kind, pursuant to directions contained in the Separation Instrument.

17.4 THE CUSTODIAN SHALL BE UNDER NO DUTIES WHATSOEVER EXCEPT SUCH DUTIES AS ARE SPECIFICALLY SET FORTH IN THIS AGREEMENT. THE CUSTODIAN SHALL BE FULLY PROTECTED IN ACTING UPON ANY INSTRUMENT, CERTIFICATE, OR PAPER BELIEVED BY IT TO BE GENUINE AND TO BE SIGNED OR PRESENTED BY THE PROPER PERSON OR PERSONS, AND THE CUSTODIAN SHALL BE UNDER NO DUTY TO MAKE ANY INVESTIGATION OR INQUIRY AS TO ANY STATEMENT CONTAINED IN ANY SUCH WRITING BUT MAY ACCEPT THE SAME AS CONCLUSIVE EVIDENCE OF THE TRUTH AND ACCURACY OF THE STATEMENTS THEREIN CONTAINED. THE DEPOSITOR SHALL AT ALL TIMES DULY INDEMNIFY AND SAVE HARMLESS THE CUSTODIAN FROM ANY LIABILITY WHICH MAY ARISE HEREUNDER EXCEPT LIABILITY ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE CUSTODIAN.

17.5 THE PARTIES AGREE THAT, UPON THE REQUEST OF EITHER DEPOSITOR OR THE CUSTODIAN, WHETHER MADE BEFORE OR AFTER THE INSTITUTION OF ANY LEGAL PROCEEDING, ALL CLAIMS AND DISPUTES OF EVERY TYPE AND MATTER WHICH MAY ARISE BETWEEN DEPOSITOR AND THE CUSTODIAN SHALL BE SUBMITTED TO BINDING ARBITRATION BEFORE A PANEL OF ARBITRATORS (AS DESCRIBED BELOW), OF AND PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA"); THAT SUCH ARBITRATION HEARINGS AND PROCEEDINGS SHALL TAKE PLACE ONLY IN MCLENNAN COUNTY, TEXAS OR ANOTHER SITE SELECTED BY CUSTODIAN IN ITS SOLE DISCRETION; THAT THIS ARBITRATION PROVISION AND THE ARBITRATION SHALL BE ADMINISTERED BY THE AAA PURSUANT TO AND CONSTRUED AND ENFORCED UNDER THE FEDERAL ARBITRATION ACT (TITLE 9 OF THE UNITED STATES CODE) ("FAA"); HOWEVER, IF THE FAA IS INAPPLICABLE FOR ANY REASON, SUCH ARBITRATION SHALL BE CONDUCTED PURSUANT TO TEXAS LAW; THAT THERE SHALL BE NO CLASS ACTION, CLASS OR CONSOLIDATED ARBITRATION; THAT THE PREVAILING PARTY IN ANY CLAIM OR DISPUTE OF ANY TYPE BETWEEN THE DEPOSITOR AND THE CUSTODIAN SHALL RECOVER HIS/HER/ITS ATTORNEYS' FEES, COSTS AND EXPENSES, INCLUDING WITHOUT LIMITATION, ARBITRATION FILING FEES, ARBITRATORS' FEES, AND OTHER ARBITRATION FEES; AND THAT THIS ARBITRATION AGREEMENT SHALL GOVERN ANY DISPUTES INVOLVING DEPOSITOR AND THE CUSTODIAN NOTWITHSTANDING ANY PROVISIONS, INCLUDING WITHOUT LIMITATION VENUE OR ARBITRATION PROVISIONS, CONTAINED IN ANY AGREEMENT SIGNED BY CUSTODIAN IN ITS CUSTODIAL CAPACITY. ANY ARBITRATION PROCEEDING SHALL BE CONDUCTED BY A PANEL OF THREE NEUTRAL ARBITRATORS UNLESS THE PARTIES AGREE OTHERWISE. EACH ARBITRATOR SHALL BE AN ATTORNEY LICENSED BY THE STATE OF TEXAS, HAVING AT LEAST TEN YEARS OF EXPERIENCE IN THE FIELD OF FINANCIAL INDUSTRIES. IF ARBITRATION IS REQUESTED AS DESCRIBED ABOVE, THE PARTIES EXPRESSLY WAIVE ANY RIGHT
      HE/SHE/IT MAY HAVE TO INSTITUTE OR CONDUCT LITIGATION OR ARBITRATION BEFORE ANY OTHER BODY OR TRIBUNAL. THE PARTIES FURTHER AGREE THAT IF A PARTY IS REQUIRED TO ENFORCE THIS ARBITRATION AGREEMENT AGAINST THE OTHER PARTY AND/OR TO COMPEL THE OTHER PARTY TO ARBITRATION PURSUANT TO THIS AGREEMENT, THE PARTY SHALL RECOVER FROM THE OTHER PARTY HIS/HER/ITS ATTORNEYS' FEES, COSTS AND EXPENSES SO INCURRED. ARBITRATION SHALL BE FINAL AND BINDING UPON THE PARTIES.

17.6 The custodial account created hereunder may be utilized by an employer in conjunction with IRS FORM 5305-SEP or other approved prototype or individually-designed document to establish a Simplified Employee Pension
      (SEP) Plan.

17.7 Any notice or statement which the Custodian is required to give hereunder shall be deemed given when mailed to the intended recipient at his last known address. Any notice or statement to be given to the Custodian shall be deemed given only when actually received by the Custodian.

17.8 Words used in the masculine shall apply to the feminine where applicable and wherever the context of this Agreement indicates the plural shall be read as the singular, and the singular as the plural.

17.9 The captions of Articles in this Agreement are included for convenience only and shall not be considered a part of, or an aid to, the construction of this Agreement.

17.10 This Agreement is intended to qualify under Section 408(a) of the Code and if any term or provision hereof is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with that intent.

17.11 This Agreement is accepted by the Custodian in, and administered under, the laws of the State of Texas. All contributions to the Custodian shall be deemed to take place in the State of Texas.

      GOVERNING LAW. THIS AGREEMENT AND ALL AMENDMENTS HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN.


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                                                                         [LOGO]
                                                                        STERLING
Traditional IRA                                                          TRUST
Disclosure Statement                                                    COMPANY
--------------------------------------------------------------------------------

Sterling Trust Company presents the following Disclosure Statement pursuant to Internal Revenue Service Regulations which require that the information contained therein be given to individuals for whom an Individual Retirement Account (hereinafter "IRA" or "account") is established.

A. Right of revocation

Regulations of the Internal Revenue Service require that this Disclosure Statement be given to a participant at least seven days before the account is established, or, the participant may revoke the account within at least seven days after it is established. Copies of the Adoption Agreement establishing the IRA and related documents are included in the booklet containing this Disclosure Statement. By executing the Adoption Agreement, you acknowledge receipt of this Disclosure Statement. Accordingly, you are entitled to revoke the IRA within seven days after the date of your execution of the Adoption Agreement. Such revocation may be made only by written notice which at your option may be mailed or delivered to Sterling Trust Company as follows:

        Mailing address:   Sterling Trust Company
                           Post Office Box 2526
                           Waco, Texas 76702-2526

        Delivery address:  Sterling Trust Company
                           7901 Fish Pond Road
                           Waco, Texas 76710

If mailed, the revocation notice shall be deemed mailed on the date of the postmark (or if by registered or certified mail, the date of registration or certification) if deposited in the mail in the United States in an envelope or other appropriate wrapper, first class postage prepaid, properly addressed. Upon revocation within the seven-day period, Sterling Trust Company will return the current fair market value of the amount contributed to the IRA, without penalty, service charge, or administrative expense.

B. Statutory requirements of an IRA - Code Sec. 408(a)

An individual retirement account is a trust account created by a written governing instrument that meets the following requirements:

1. The custodian or custodian must be a bank, federally insured credit union, savings and loan association, or another person eligible to act as a custodian or custodian.

2. Except for rollovers and direct transfers (the tax free transfer of retirement funds from one retirement plan to another, described below) and employer contributions to a simplified employed pension plan or SIMPLE plan, contributions may not exceed the lesser of 100% of your compensation, or $3,000 for tax years 2002-2004, $4,000 for years 2005-2007, $5,000 for 2008, with the potential for cost-of-living adjustment in 2009 and beyond. The contribution must be in cash. At no time may the contribution ever exceed more than 100% of compensation.

3. You will have a nonforfeitable interest in the account.

4. No part of the trust funds will be invested in life insurance contracts nor may the assets be commingled with other property except in a common trust fund or common investment fund.

5. You may not invest the assets of your IRA in collectibles (as described in Section 408(m) of the Internal Revenue Code). A collectible is defined as any work of art, rug or antique, metal or gem, stamp or coin, alcoholic beverage, or any other tangible personal property specified by the IRS. However, if the Custodian permits, specially minted US gold, silver and platinum coins and certain state-issued coins are permissible IRA investments. Beginning on 1/1/98 you may also invest in certain gold, silver, platinum or palladium bullion. Such bullion must be permitted by the Custodian and held in the physical possession of the IRA trustee or custodian.

6. Your interest in your IRA must begin to be distributed to you by the April 1st following the calendar year you attain the age of 70 1/2. The methods of distribution, election deadlines, and other limitations are described in detail below.

C. Limitations and Restrictions on the Deduction or an IRA - Code Sec. 219

Eligible individuals

You are permitted to make a regular contribution to your IRA for any taxable year prior to the taxable year you attain age 70 1/2, and if you receive compensation for such taxable year. Compensation includes salaries, wages, tips, commissions, bonuses, alimony, royalties from creative efforts and "earned income" in the case of self-employees. The amount that is deductible, depends upon whether or not you are an active participant in a retirement plan maintained by your employer; your adjusted gross income (AGI); your marital status; and your tax filing status.

Maximum contribution allowance

The maximum amount you may contribute for any one year is the lesser of 100% of your compensation or, $3,000 for tax years 2002-2004, $4,000 for years 2005-2007, $5,000 for 2008, with the potential for cost-of-living adjustment in 2009 and beyond. This is your contribution limit. The deductibility of regular IRA contributions depends upon your marital status, tax filing status, whether or not you are an "active participant" and your AGI.

Catch-Up Contributions

If you will attain the age of 50 by the end of the taxable year (December 31), you may make an additional "Catch-Up" contribution to your IRA. The maximum additional contribution limit is $500 for tax years 2002-2005 and $1,000 for tax years 2006 and beyond.

Active participant

You are considered an active participant if you participate in your employer's qualified pension, profit-sharing, or stock bonus plan qualified under Section 401(a) of the Internal Revenue Code ("the Code"); qualified annuity under
Section 403(a) of the Code; a simplified employee pension plan (SEP); a Savings Incentive Match Plan for Employees (SIMPLE); a retirement plan established by a government for its employees (this does not include a Section 457 plan); tax-sheltered annuities or custodial accounts under Section 403(b) of the Code; and pre-1959 pension trusts under Section 501(c)(18) of the Code.

If you are not sure whether you are covered by an employer-sponsored retirement plan, check with your employer or check your Form W-2 for the year in question. The W-2 form will have a check in the "pension plan" box if you are covered by a retirement plan. You can also obtain IRS Publication 923 for more information on active participation in retirement plans for IRA deduction purposes.

Deductibility of regular contributions

If neither you or your spouse is an active participant in a qualified retirement plan (including qualified pension, profit sharing or stock bonus plans, tax-sheltered annuity plans, Simplified Employee Pension (SEP) Plans, SIMPLE Plans, certain government-sponsored plans, and plans described under Section 501(c)(18) of the Internal Revenue Code), then you may deduct the full amount of your IRA contribution without regard to your adjusted gross income or filing status.

If you or your spouse is an active participant in an employer sponsored retirement plan, you may be entitled to only a partial (reduced) deduction or no deduction at all, depending on your level of adjusted gross income (AGI) and your filing status. Your deduction begins to decrease (phase out) when your AGI falls within the thresholds set forth for the tax year as shown in the table below, and a calculation must be made to determine your deductible limit for the year. Your deduction is eliminated altogether when it reaches or exceeds the upper threshold of the scale.


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Sterling Trust Company (C) 2002          16
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--------------------------------------------------------------------------------

For contributions made for taxable years, beginning 2002 and after, the dollar thresholds for active participants in employer-sponsored plans are as follows:

              Married Participants          Single Participants
              --------------------------------------------------
2002          $ 54,000 - $ 64,000           $ 34,000 - $ 44,000
2003          $ 60,000 - $ 70,000           $ 40,000 - $ 50,000
2004          $ 65,000 - $ 75,000           $ 45,000 - $ 55,000
2005          $ 70,000 - $ 80,000           $ 50,000 - $ 60,000
2006          $ 75,000 - $ 85,000           $ 50,000 - $ 60,000
2007          $ 80,000 - $100,000           $ 50,000 - $ 60,000

Married persons filing separate returns (who lived together at any time during the year) have a beginning threshold of zero. Therefore the phase out range remains $0 - $10,000, the same as for pre-1998 years.

Nondeductible contributions

Even if you are not eligible for an IRA deduction or full deduction, the law allows you to make a nondeductible contribution up to the maximum of the lesser of the amounts described previously above or 100% of compensation. These contributions, while not currently excludable from income, do accumulate tax-deferred earnings until the account is distributed. The total amount of deductible and nondeductible contributions still must not exceed the maximum amounts stated above.

You are responsible for reporting nondeductible contributions to the IRS on Form 8606, filed with your annual tax filing. In addition, you are responsible for keeping records as to the cumulative amount of nondeductible contributions made to your IRA. You may be subject to IRS penalties should you overstate your nondeductible amount or fail to file Form 8606.

No deduction is allowed with respect to a rollover contribution (the tax free transfer of retirement funds from one retirement plan to another, described below).

Your employer may make a Simplified Employer Pension (SEP) contribution on your behalf into this IRA up to the lesser of 25% of your compensation or $40,000 (subject to annual cost of living adjustments, if any, announced by the IRS, for tax years 2003 and following). This limit is a per employer limit. Your employer may contribute to this IRA or any other IRA on your behalf under a SEP plan even if you are age 70 1/2 or over, and even if you are covered under a qualified plan of another employer for the year.

The contribution to your IRA reduces your gross income. Therefore, even if you do not itemize your deductions and you use the standard deduction, you may still claim a deduction for contributions to your IRA.

You must make contributions to your account prior to April 15th following the year in which you claim the deduction.

Tax Credits for Contributions

For tax years between 2002 and 2006, you may be eligible to receive a tax credit on your IRA contribution. This tax credit is in addition to any deduction that may be allowed, and may not exceed $1,000 in any given year. You may be eligible for a tax credit if you are a) age 18 or older, b) not a dependent of another tax payer, and c) not a full time student.

The credit is based on income levels as shown in the chart below and will range from 0 to 50 percent of eligible contributions not exceeding $2,000.

Joint Return*          Head of Household*    All other cases*         %
--------------------------------------------------------------------------------
     $1 - $30,000           $1 - $22,500          $1 - $15,000        50
$30,001 - $32,500      $22,501 - $24,375     $15,001 - $16,250        20
$32,500 - $50,000      $24,376 - $37,500     $16,251 - $25,000        10
Over      $50,000      Over      $37,500     Over      $25,000         0

*Adjusted Gross Income (see your tax advisor for more information)

Age 70 1/2.

No deduction will be allowed for contributions made for the tax year in which you attain age 70 1/2.

Marital status.

Since a deduction is available to each eligible individual, your marital status and whether or not you file a joint return will have no effect on contributions to an IRA. Both husband and wife can claim the deduction if each individual is eligible and each adopts a separate IRA. If they do, the deduction is computed separately for each spouse whether or not they file a joint tax return.

Community property laws of a state or other jurisdiction do not apply to IRAs. Therefore, you and your spouse must meet the qualifications individually and determine the amount of deductible contributions on the income that each of you has earned individually. You may not claim a deduction based on the earnings of your spouse, even though a state's law may provide that each spouse owns half of the income.

The deductible contribution limitation is increased if you make a contribution to an IRA established for your non-compensated spouse. (See SECTION "L" below.)

D. Prohibited transactions

If you or your beneficiary engage in a prohibited transaction described in Code Sec. 4975, the entire account will lose its exemption from tax, and you must include the fair market value of the account in your income for the year in which the prohibited transaction took place. In addition, you may incur certain penalties for engaging in the transaction as well as the premature distribution penalty tax if you are under age 59 1/2 (see below). Examples of prohibited transactions are the borrowing of the income or corpus from an account, selling property to or buying property from the account, or receiving more than reasonable compensation for service performed for the account.

E. Pledging account as security

If you use your account or any portion thereof as security for a loan, the portion so used is treated as distributed to you and may be subject to the 10% penalty tax on premature distributions if you are under are 59 1/2 (see below). Accordingly, if you invest in securities, you may not sell short or execute purchases in an amount greater than available cash.

F. Premature distributions

If you receive a payment from your IRA before you attain the age of 59 1/2, the payment will be considered a premature distribution, unless it falls under one of the following exceptions:

(1) distributions made due to your death;

(2) distributions made due to your disability;

(3) any distribution to an alternate payee under a qualified domestic relations order;

(4) a series of substantially equal periodic payments at least annually over a period not to exceed single or joint life expectancy;

(5) distributions made to pay for medical expenses that exceed 7.5% of your adjusted gross income; or

(6) distributions made to pay health insurance premiums by certain unemployed individuals;

(7) distributions made to pay for certain qualified higher education expenses;

(8) distributions made to pay for qualified first-time home purchases, not to exceed $10,000;

(9) a qualifying rollover distribution; or

(10) the timely withdrawal of the principal amount of an excess or nondeductible contribution.

If you receive a premature distribution, the amount received is included in your gross income in the taxable year of receipt. In addition, your income tax liability for that tax year is increased by an amount equal to 10% of the premature distribution includible in your gross income.

If your account is disqualified because you engaged in a prohibited transaction, discussed above, the amount deemed distributed to you is included in your gross income. The premature distribution penalty tax (10% of the amount of the deemed distribution) will also apply if you had not attained the age of 59 1/2 before the beginning of such tax year.

If you request a distribution in the form of a series of substantially equal payments, and you modify the payments before 5 years have elapsed and before attaining age 59 1/2, the 10% additional income tax will apply retroactively to the year payments began through the year of such modification.


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Sterling Trust Company (C) 2002          17
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G. Federal estate and gift taxes

Generally there is no specific exclusion for IRAs under the estate tax rules. Therefore, in the event of your death, your IRA balance will be includible in your gross estate for federal estate tax purposes. However, if your surviving spouse is the beneficiary of your IRA, the amount in your IRA may qualify for the marital deduction available under Section 2056 of the Internal Revenue Code. A transfer of property for federal gift tax purposes does not include an amount which a beneficiary receives from an IRA plan.

H. Taxation of distributions

Taxable distributions from your IRA are taxed as ordinary income regardless of their source. They are not eligible for capital gains treatment or the special 5-year or 10-year averaging rules that may apply to lump-sum distributions from qualified employer plans.

The distributions you receive from your IRA are subject to Federal Income Tax Withholding unless you elect not to have the withholding apply. You may elect not to have withholding apply to your distribution. If you do not make an election, Federal Income tax will be withheld at the rate of 10% of the distribution amount. If you elect not to have withholding apply to your distribution, or if you do not have enough Federal Income Tax withheld from your distribution, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

Sterling Trust will withhold state income tax according to the State Income Tax Withholding Requirements chart located on Sterling Trust's IRA Distribution Request form, unless otherwise instructed. (Not applicable in all states.)

I. EXCISE TAX ON EXCESS CONTRIBUTIONS

Generally an excess IRA contribution which exceeds the contribution limits, and such excess contribution is subject to a 6% excise tax penalty on the principal amount of the excess each year until the excess is corrected.

Method of withdrawing excess in a timely manner. This 6% penalty may be avoided, if the excess amount plus the earnings attributable to the excess are distributed by your tax filing deadline including extensions for the year the excess contribution was made, and you do not take a deduction for such excess amount. If you decide to correct your excess in this manner, the principal amount of the excess returned is not taxable, however, the earnings attributable to the excess are taxable to you in the year in which the contribution was made. In addition, if you are under age 59 1/2 the earnings attributable are subject to a 10% premature distribution penalty. THIS IS THE ONLY METHOD OF CORRECTING AN EXCESS CONTRIBUTION THAT WILL AVOID THE 6% PENALTY.

Method of withdrawing excess after tax filing due date. If you do not correct your excess contribution in the manner prescribed above by the due date for filing your tax return, then you may withdraw the principal amount of the excess (no earnings need be distributed). The 6% penalty will, however, apply first to the year in which the excess was made and each subsequent year until it is withdrawn.

Undercontribution method. Another method of correcting an excess contribution is to treat a prior year excess as a regular contribution in a subsequent year. Basically all you do is undercontribute in the first subsequent year where you have an unused contribution limit until your excess amount is used up. However, once again you will be subject to the 6% penalty in the first year and each subsequent year that an excess remains.

J. Required distributions

Taxation of distributions. When you start withdrawing from your IRA, you may take the distributions in regular payments, random withdrawals or in a single sum payment. Generally all amounts distributed to you from your IRA are included in your gross income in the taxable year in which they are received. However, if you have made nondeductible contributions to your IRA, the nontaxable portion of the distribution, if any, will be a percentage based upon the ratio of your unrecovered nondeductible contributions to the aggregate of all IRA balances, including SEP and rollover contributions, as of the end of the year in which you take the distribution, plus distributions from the account during the year. All taxable distributions from your IRA are taxed at ordinary income tax rates for federal income tax purposes and are not eligible for either capital gains treatment or 5/10 year averaging.

Age 70 1/2 required minimum distributions. Once you attain age 70 1/2, you are required to take the minimum distributions from your IRA each year. Below is a summary of the IRA distribution rules.

You are required to take a minimum distribution from your IRA for the year in which you reach age 70 1/2 and for each year thereafter. You must take your first distribution by your required beginning date, which is April 1 of the year following the year you attain age 70 1/2. The minimum distribution for any taxable year is equal to the amount obtained by dividing your IRA balance as of December 31 of the prior year by the applicable divisor (provided by the IRS and located in IRS Publications 590).

The applicable divisor is generally determined using the Uniform Lifetime Table (provided by the IRS). The table assumes a designated beneficiary that is exactly 10 years younger than you, regardless of who you designated as your beneficiary(ies), if any. If your spouse is your sole designated beneficiary, and is more than 10 years younger than you, the required minimum distribution is determined annually using the actual joint life expectancy of you and your spouse obtained from the Joint and Last Survivor Table provided by the IRS, rather than the life expectancy divisor from the Uniform Lifetime Table.

Death Distributions

If you die,

a) On or after your required beginning date, distributions must be made to your beneficiary(ies) over the longer of the single life expectancy of your designated beneficiary(ies), or your remaining life expectancy. If a beneficiary other than an individual or qualified trust as defined in the Regulations is named, you will be treated as having no designated beneficiary of your IRA for the purpose of determining the distribution period. If your IRA does not have a designated beneficiary, distributions will begin utilizing your single life expectancy, reduced by one thereafter each year.

b) Before your required beginning date, the entire amount remaining in your account will, at the election of your designated beneficiary(ies), either

      i. Be distributed by the December 31st of the year containing the fifth anniversary of your death, or

      ii. Be distributed over the remaining life expectancy of your designated beneficiary(ies).

Your designated beneficiary(ies) must elect either option (i) or (ii) by the December 31st of the year following the year of your death. If no election is made, distribution calculations will default in accordance with option (ii). In the case of distributions under option (ii), distributions must commence by the December 31st of the year following the year of your death.

If your spouse is the designated beneficiary, distributions need not commence until the December 31st of the year you would have attained age 70 1/2, if later. If a beneficiary(ies) other than an individual or qualified trust as defined in the Regulations is named, you will be treated as having no designated beneficiary(ies) of your IRA for purposes of determining the distribution period. If there is no designated beneficiary of your IRA, the entire IRA must be distributed by the December 31st of the year containing the fifth anniversary of your death.

A spouse who is the sole designated beneficiary of your entire IRA may elect to redesignate your IRA at his or her own. Regardless of whether or not the spouse is the sole designated beneficiary of your IRA, a spouse beneficiary may roll over his or her share of the assets to his or her own IRA.

Caution These transactions are often complex. If you have any questions regarding minimum distributions, please see a competent tax advisor.

In any distribution calendar year you may take more than the required minimum. However, if you take less than the required minimum with respect to any distribution calendar year, you are subject to a federal excise tax of 50% of the difference between the amount required to be distributed and the amount actually distributed.

K. Rollover IRAs

Rollover contribution from another IRA. A rollover from another IRA is any amount you receive from one IRA and roll some or all of it over into another IRA. You are not required to roll over the entire amount received from the first IRA. However, any amount you do not roll over will be taxed at ordinary income tax rates for federal income tax purposes.

The following special rules also apply to rollovers between IRAs:

1. The rollover must be completed no later than the 60th day after the day the distribution was received by you.

2. You may have only one IRA to IRA rollover during a 12 consecutive month period measured from the date you received a distribution of an IRA which


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was rolled over to another IRA. (See IRS Publication 590 for more information.)

3. The same property you receive in a distribution must be the same property you roll over into the second IRA. For example, if you receive a distribution from an IRA of property, such as stocks, that same stock must be rolled over into the second IRA.

4. You are required to make an irrevocable election indicating that this transaction will be treated as a rollover contribution.

5. You are not required to receive a complete distribution from your IRA in order to make a rollover contribution into another IRA, nor are you required to roll over the entire amount you received from the first IRA.

6. If you inherit an IRA due to the death of the participant, you may not roll this IRA into your own IRA unless you are the spouse of the decedent.

7. If you are age 70 1/2 or older and wish to roll over to another IRA, you must first satisfy the minimum distribution requirement for that year and then the rollover of the remaining amount may be made.

8. Rollovers from a SEP or an Employer-IRA follow the IRA to IRA rollover rules since your contributions under these types of plans are funded directly into your own IRA.

Rollovers to Roth IRAs. You are not permitted to make a qualified rollover contribution to a Roth IRA from any IRA plan (other than another Roth IRA) if your AGI for the year during which the rollover is made exceeds $100,000 or you are a married individual filing a separate return. AGI means the adjusted gross income determined from the year during which the rollover is made, but reduced by the taxable amount of an IRA distribution includible in income but only with respect to such amount that was rolled over to a Roth IRA. Taxable IRA distributions that are not rolled over to a Roth IRA are included in the AGI amount. Qualified rollovers between Roth IRAs are permitted regardless of your AGI.

Taxation in Rolling Over from Traditional IRA to Roth IRA. Any rollovers from an IRA to a Roth IRA after 12/31/98 will be fully includible in income the year in which rolled over. The 10% premature distribution tax shall not apply to the taxable amount of an IRA rolled to a Roth IRA. Income tax withholding will apply to the distribution.

Contribution Conversion of Traditional IRA to Roth IRA. Generally, the conversion of a traditional IRA to a Roth IRA is treated as a distribution and subsequent rollover conversion contribution. However, if an individual decides by their tax filing deadline (not including extensions) to transfer a current year contribution plus earnings thereon from an IRA to a Roth IRA, no amount shall be includible in gross income as long as no deduction was taken for the contribution. In addition, you are permitted to "convert" a contribution plus earnings from a Roth IRA to a traditional IRA by your tax filing deadline, including extensions.

Qualified Rollover Contribution. This term includes: (a) Rollovers between Roth IRA accounts; and (b) Traditional IRA to a Roth IRA. Qualified rollovers must meet the general IRA rollover rules outlined above, except that the 12 month rollover restriction shall not apply to rollovers between a traditional IRA and a Roth IRA. However, the 12 month rule shall apply to rollovers between Roth IRAs. Rollovers from employer-sponsored plans, such as qualified plans and 403(b)s, to a Roth IRA are not permitted. However, you could roll over from the employer plan to a traditional IRA, and then roll over to a Roth IRA. A rollover conversion from a SEP IRA (provided the 2-year holding period has been met) to a Roth IRA is permitted.

Rollovers from Employer-sponsored Plans. Employer-Sponsored Plans Eligible for Rollovers to IRAs - Rollovers to IRAs are permitted if you have received an eligible rollover distribution from one of the following:

1. A qualified plan under Section 401(a);
2. A qualified annuity under Section 403(a); or
3. A Tax-Sheltered Annuity (TSA) or Custodial Account under Section 403(b).

Eligible rollover distributions before 1/1/93: Eligible rollover distributions from a qualified plan, annuity or TSA include a qualified total distribution, a partial distribution or a total distribution to you as an eligible alternate payee under a qualified domestic relations order (QDRO). (The following citations are from the Internal Revenue Code prior to its amendment under the Unemployment Compensation Amendments Act of 1992.)

A Qualified Total Distribution includes either a lump sum distribution (as defined under ss.402(e)(4)(A)), a plan termination distribution (as defined under ss.402(a)(5)(E)(i)(I)), or a distribution of accumulated deductible employee contributions (as defined under ss.402(a)(5)(E)(i)(III)). A Partial Distribution is also permitted to be rolled over if it meets the requirements under ss.402(a)(5)(D). A spouse or former spouse may make a rollover pursuant to a QDRO (as defined under ss.414(p)) if it meets the requirements under ss.402(a)(6)(F).

The following special rules apply to a rollover from an employer-sponsored plan to an IRA:

1. The rollover must be completed no later than the 60th day after the day the distribution was received by you.

2. You are required to make an irrevocable election indicating that this transaction will be treated as a rollover contribution.

3. You are not required to contribute the entire amount you received from the qualified plan, qualified annuity or TSA distribution.

4. If you are age 70 1/2 or older and wish to roll over your qualified plan, qualified annuity or TSA distribution to an IRA, your must first satisfy the minimum distribution requirement for that year and then the rollover of the remaining amount may be made.

5. If your distribution consists of money which was nondeductible employee contributions, these amounts may not be rolled over to an IRA.

6. If your distribution consists of property (i.e., stocks) you may either roll over the same property (the same stock) or you may sell the distributed property and roll over the proceeds from the sale. This is true whether the proceeds from the sale are more or less than the fair market value of the property on the date of distribution. You may not keep the property received in the distribution and roll over cash which represents the fair market value of the property.

Conduit IRAs Before 1/1/93. A conduit IRA is an IRA which contains only qualified total distributions from qualified plans, annuities and TSAs. The IRA is then used as a "holding account" until you subsequently roll that IRA back into another qualified plan, annuity or TSA. In order to take advantage of this conduit treatment, you must establish a separate IRA plan into which the qualified total distribution will be rolled over. When you decide to roll the conduit IRA back into a qualified plan or TSA, the entire balance in the IRA plan must be distributed. However, you are not required to roll over the entire amount into a qualified plan or TSA. Any amounts not rolled back into a qualified plan or TSA will be taxed to you at ordinary income tax rates. A surviving spouse who rolls a qualified total distribution to the spouse's own IRA may not use that IRA as a Conduit IRA.

Eligible rollover distributions after 12/31/92: Eligible rollover distributions from a qualified plan, annuity, or TSA generally include any distribution which is not:

1. part of a series of substantially equal payments that are made at least once a year and that will last for:
a.) your lifetime (or your life expectancy), or b.) your lifetime and your beneficiary's lifetime (or joint life expectancies), or c.) a period of ten years or more.

2. attributable to your required minimum distribution for the year;

3. attributable to your "after-tax" employee contributions to the plan, since these amounts will be non-taxable when they are paid to you; or

4. attributable to a "hardship" distribution from a 401(k) plan.

Direct rollover to another plan. You can elect a direct rollover of all or any portion of your payment that is an "eligible rollover distribution," as described above. In a direct rollover, the eligible rollover distribution is paid directly from the Plan to an IRA or another employer plan that accepts rollovers. If you elect a direct rollover, you are not taxed on the payment until you later take it out of the IRA or the employer plan, and you will not be subject to the 20% mandatory income tax withholding otherwise applicable to Eligible Rollover Distributions which are paid directly to you. Your employer is required to provide you with a Notice regarding the effects of electing or not electing a direct rollover to an IRA or another employer plan. Although a direct rollover is accomplished similar to a transfer, the Custodian must report the direct rollover on Form 5498 as a rollover contribution.

Eligible rollover distribution paid to you. If you choose to have your eligible rollover distribution paid to you (instead of electing a direct rollover), you will receive only 80% of the payment, because the plan administrator is


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